                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]                    FILED BY A PARTY OTHER
                                               THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

CHECK THE APPROPRIATE BOX:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                          Massachusetts Investors Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
    [X] No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total Fee Paid:

    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount previously paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

--------------------------------------------------------------------------------

MFS(R) Proxy Information

---------------------------------------------

THE 2001 SHAREHOLDER PROXY FOR MFS(R) FUNDS

Streamlined processes for greater efficiencies

---------------------------------------------

                                 [Logo] M F S(R)
                                 INVESTMENT MANAGEMENT

                                                            QUESTIONS & ANSWERS

Your proxy vote: your right and responsibility to your fellow shareholders



YOUR VOTE IS IMPORTANT

Starting in August 2001, the MFS(R) funds are asking all of their account holders for their support by voting on the 2001 proxy. That means that more than
4.5 million account holders will receive a proxy. Because this is such a massive undertaking, these proxy mailings will be sent in groups from late August through mid-September.

Your proxy vote is important. It is your right, and it is your responsibility to your fellow shareholders.


ALL SHARES IN ALL ACCOUNTS MUST BE VOTED

If you have more than one account, you'll receive more than one proxy -- possibly even in the same package. To conserve mailing costs, we have tried to send all of your proxies together. However, the staggered mailings may mean that you'll get several of these "householded" packages. It's very important that you vote every proxy that you receive. Otherwise, there may not be enough votes to conduct the shareholder meetings. And that will require costly follow-up mailings to nonvoting account holders.

----------------------------------------
Proxy mailings are a fund expense, so
are follow-up solicitations and
mailings. Please vote all of your
proxies now, and save your fund some
money.
----------------------------------------

FOCUS ON SIMPLIFICATION

The proposals contained in the proxy for each fund vary in the specifics, but the general theme for most of them is the same: simplification. For example, we currently have three different Boards of Trustees; we believe it would be more efficient if we had just one. The questions and answers that follow will explain the proxy process and help you wade through the proposals.

Please take the time to read the enclosed proxy material and vote your proxy. You can vote by mailing your completed and signed proxy card in the enclosed postage-paid envelope.

You'll find the complete voting instructions included in this package.

Both we and your fellow shareholders thank you for voting now. We look forward to hearing from you.

1. WHO IS ASKING FOR MY VOTE?

   The Trustees of your MFS fund are asking you to vote on several proposals. The election of new Trustees requires a shareholder vote, and MFS recommended to the Trustees that certain other changes be made. We would appreciate receiving your vote by October 19, 2001.

2. HOW DO THE TRUSTEES RECOMMEND SHAREHOLDERS TO VOTE?

   The Trustees recommend that you vote FOR all proposals.

3. WHO IS ELIGIBLE TO VOTE?

   If you were the shareholder of record on the record date, you are entitled to vote. You may cast one vote for each share of record that you own on each matter presented.

4. WHAT WILL I BE ASKED TO VOTE ON?

   o To elect a Board of Trustees

     The purpose of this proposal is to streamline the oversight of your fund by creating a combined Board that will oversee all MFS funds organized in the United States. Currently, three separate Boards of Trustees serve these MFS funds. Due to a number of pending Trustee retirements, the combined Board will avoid the need to add new Trustees to the various Boards in the near future.
     The combined Board would reduce the duplication of Board materials and reports and avoid repeated presentations by the same personnel at different meetings.

   o To authorize the Trustees to adopt an amended and restated Declaration of Trust

     The Declaration of Trust is the charter document that describes how a fund conducts business and how it is governed.

     This proposal would modernize the Declaration of Trust and make it the same for almost all MFS funds.

   o To amend, remove, or add certain fundamental investment policies

     Your fund has certain fundamental investment policies that cannot be changed without shareholder approval. Some of these policies are no longer needed due to changes in applicable laws and can now be eliminated or revised.

     This proposal would modernize the fund's fundamental investment policies and make them the same for almost all of the MFS funds. The fund will continue to be managed in accordance with the investment policies described in the prospectus. The Trustees do not expect that the revised policies will change significantly the level of investment risk associated with an investment in the fund.

   o To approve a new Investment Advisory Agreement with MFS

     Each MFS fund has an Investment Advisory Agreement with MFS.

     This proposal would modernize this Agreement and make it the same for almost all of the MFS funds.

     UNDER THIS PROPOSAL, THE INVESTMENT MANAGEMENT FEE PAYABLE BY YOUR FUND WOULD NOT CHANGE.

5. HOW WILL MY VOTES BE RECORDED?

   Votes that are received prior to the end of the fund's solicitation period will be voted as you specify on each proposal. If you simply sign and date the proxy card but do not specifically vote on one or more of the proposals, your shares will be voted FOR all of the nonspecified proposals.

6. WHAT IF I WANT TO REVOKE MY VOTE?

   You can revoke your vote at any time by sending us a written revocation or a more recently dated proxy card. Your request or new proxy card must be received before the end of the solicitation period.

7. HOW CAN I GET MORE INFORMATION ABOUT MY FUND?

   A copy of the annual report for your fund was mailed previously to you. If you would like us to send you free copies of the fund's most recent annual report, semiannual report, or prospectus, please call us toll free at 1-800-225-2606 or write to the funds at MFS Service Center, Inc., 2 Avenue de Lafayette, Boston, Massachusetts 02111-1738. You may also download these reports and prospectuses from the MFS Web site, mfs.com.

8. WHOM DO I CALL IF I HAVE QUESTIONS?

   You may call Georgeson Shareholder Communications Inc., the fund's proxy solicitor, at 1-888-832-5695.

   Your vote is important to us and to your fellow shareholders. Please vote your proxies as soon as possible and return them in the envelope provided.

   We look forward to receiving your vote.

[Logo] M F S(R)
INVESTMENT MANAGEMENT

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
MFS-4MIT-8/01

                                                  Massachusetts Investors Trust
                                                  500 Boylston Street
                                                  Boston, Massachusetts 02116

                                                                August 10, 2001


Dear Shareholder:

    The shareholders of Massachusetts Investors Trust are being asked to vote on a number of proposals affecting the Fund.

    You are being asked to vote on the appointment of Trustees of the Fund. Certain nominees already serve as Trustees, and other nominees are currently Trustees of other MFS funds. The new Board will combine the Fund's current Trustees with Trustees supervising other funds in the MFS Family of Funds. The combined Board is designed to simplify and streamline oversight of all funds in the MFS Family of Funds.

    You are also being asked to approve an amended and restated declaration of trust, the elimination, revision or addition of certain investment policies and a new investment advisory agreement. These items are designed to modernize and standardize the agreements and investment restrictions governing the funds in the MFS Family of Funds, including the Fund, and to provide for efficiencies and flexibility in the Fund's operations.


    As a shareholder, you cast one vote for each share you own. THE TRUSTEES OF THE FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR EACH OF THESE PROPOSALS.

    YOUR VOTE ON THESE MATTERS IS IMPORTANT. PLEASE VOTE PROMPTLY BY COMPLETING AND SIGNING THE BALLOT AND RETURNING IT IN THE ENVELOPE PROVIDED OR, IF YOU HOLD YOUR SHARES THROUGH BROKERAGE OR OTHER SIMILAR FINANCIAL INTERMEDIARY ACCOUNTS, BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO VOTE BY TELEPHONE OR OVER THE INTERNET.


    If you have any questions about the proposals to be voted on, please call Georgeson Shareholder Communications Inc. at
1-888-832-5695.

    Thank you for your participation.

                                                Sincerely,

                                            /s/ Jeffrey L. Shames

                                                Jeffrey L. Shames
                                                Chairman

                         MASSACHUSETTS INVESTORS TRUST
                              500 BOYLSTON STREET
                         BOSTON, MASSACHUSETTS 02116


                         NOTICE OF BALLOT SOLICITATION

    Enclosed is a Proxy Statement and Form of Ballot on which shareholders of Massachusetts Investors Trust may vote on the following items:

    ITEM 1. To approve the appointment of a Board of Trustees, 10 of whom are independent of the Fund's investment adviser.

    ITEM 2.  To approve an Amended and Restated Declaration of Trust.

    ITEM 3.  To amend, remove or add certain fundamental investment policies.

    ITEM 4. To approve a new investment advisory agreement with Massachusetts Financial Services Company.


    YOUR TRUSTEES RECOMMEND THAT YOU VOTE FOR ALL ITEMS.


    Only shareholders of record on July 27, 2001 are entitled to vote.

                                         Stephen E. Cavan, Secretary and Clerk
                                                 Massachusetts Investors Trust

August 10, 2001

                                PROXY STATEMENT

    This Proxy Statement is furnished by the Board of Trustees of Massachusetts Investors Trust in connection with the proposals listed in the accompanying Notice of Ballot Solicitation. The Trustees have, pursuant to the Fund's Agreement and Declaration of Trust dated March 21, 1924, as amended, signed and deposited with State Street Bank and Trust Company of Boston, Massachusetts, the depository under the Declaration of Trust, written instruments fixing the close of business on July 27, 2001 as the record date for determining the number of shares outstanding and the holders thereof entitled to vote.


    A meeting of shareholders is not being held in connection with this solicitation of ballots. Shareholders of record at the close of business on July 27, 2001 will be entitled to vote. The number of shares of the Fund outstanding on July 27, 2001 is shown under "Fund Information" on page 15. Shares of each class of the Fund vote together on the proposals and each share is entitled to one vote.


    Any shareholder may, in a writing filed by him or her, revoke his or her vote as to any item, provided that this revocation is filed with the Fund's transfer agent on or before the close of business on the date on which the transfer agent certifies that ballots signed by the record holders of the requisite number of shares approving the proposal have been filed with it. This Proxy Statement and the other enclosures are being mailed to shareholders on or about August 27, 2001.

    The mailing address of the Fund and the Fund's transfer agent is 500 Boylston Street, Boston, Massachusetts 02116. A copy of the Annual or Semi-Annual Report for the Fund may be obtained without charge by contacting MFS Service Center, Inc., 2 Avenue de Lafayette, Boston, Massachusetts 02111-1738, or calling MFS by telephone toll-free 1-800-225-2606.

VOTE REQUIRED:

    The appointments of the new Trustees named in Item 1 will become effective if the shareholders signing ballots voting in favor of the appointments are the record holders (on the record date) of more shares than the signers of ballots voting against the appointments. Otherwise, the appointments will cease to be in effect and the Trustees will consider additional appointments.

    Approval of Items 2, 3 and 4 requires the affirmative vote of a majority of the outstanding shares of the Fund.

    The following table summarizes these voting requirements:

                                                VOTE REQUIRED FOR APPROVAL
                                                --------------------------
ITEM 1                                 Approved by shareholders signing ballots
(Election of Trustees)                 voting in favor of the appointments who
                                       are the record holders of more shares
                                       than signers of ballots voting against
                                       the appointments

ITEM 2                                 Approved by a majority of the
(Approval of Amended and               outstanding shares of the Fund
Restated Declaration of Trust)



ITEM 3                                 Approved by a majority of the
(Changes to Fundamental Investment     outstanding shares of the Fund
  Policies)

ITEM 4                                 Approved by a majority of the
(Approval of Investment Advisory       outstanding shares of the Fund
  Agreement)


                               GENERAL BACKGROUND

    You are being asked to approve the appointment of Trustees of the Fund. Certain nominees already serve as Trustees, and other nominees are currently Trustees of other MFS funds. The new Board will combine the Fund's current Trustees with Trustees supervising other funds in the MFS Family of Funds. The combined Board is designed to simplify and streamline oversight of all funds in the MFS Family of Funds.


    You are also being asked to approve an amended and restated declaration of trust, the elimination, revision or addition of certain investment policies and a new investment advisory agreement. These items are designed to modernize and standardize the agreements and restrictions governing the funds in the MFS Family of Funds, including the Fund, and to provide for efficiencies and flexibility in the Fund's operations.


    Passage of each proposal being considered will occur only if a sufficient number of ballots approve the proposal. The proposals described in this Proxy Statement will be considered approved at the close of business (a) on October 19, 2001, if the written votes by the holders of the required number of shares shall have been filed with and certified by the transfer agent on or before October 19, 2001 or (b) on the second business day after the day on which such votes have been filed with and certified by the transfer agent if such date is later than October 19, 2001. For this purpose, a business day is any day when the transfer agent is open for business. The proposals will be considered not to be approved if the votes are not filed and certified by February 28, 2002. If approved by January 1, 2002, each proposal will take effect on January 1, 2002. If approved after January 1, 2002, each proposal will take effect as soon as practicable after approval.

ITEM 1 -- TO APPROVE THE APPOINTMENT OF A BOARD OF TRUSTEES.

    You are being asked to approve the appointment of a Board of Trustees for the Fund. The existing Trustees have determined, pursuant to the Fund's declaration of trust, that the number of Trustees of the combined Board of Trustees shall be fixed for the time being at 13. Ballots not limited to the contrary will be counted as voting for the appointments discussed below.


    Currently, funds in the MFS Family of Funds are served by three separate Boards of Trustees. Under this proposal, the separate Boards will be consolidated so that the same individuals serve on the Boards of all of the MFS Funds.

    Historically, the three separate Boards have had separate meetings but often have reviewed the same policy issues, contractual arrangements and other matters. Among other potential efficiencies, consolidating into one Board would reduce the duplication of Board materials and reports covering the same topics and would avoid the need for repeated presentations by the same personnel at different meetings. The Trustees of the three Boards, including the Trustees of the Fund, have agreed that both the MFS Funds and their adviser, Massachusetts Financial Services Company (referred to as MFS), would enjoy efficiencies and potential future cost savings if the same individuals served as Trustees of all of the MFS Funds.

    The Trustees who currently supervise the Fund are John W. Ballen, William R. Gutow, J. Atwood Ives, Lawrence T. Perera, William J. Poorvu, Charles W. Schmidt, Arnold D. Scott, Jeffrey L. Shames, Elaine R. Smith and David B. Stone. Messrs. Schmidt and Stone will be retiring at the end of 2001. The other Trustees who currently supervise the Fund, and who have served in that capacity continuously since originally elected or appointed, are nominees to serve on the combined Board of the MFS Funds.


    The other nominees listed in the table below were nominated by the Fund's Board of Trustees on June 20, 2001, subject to approval by the shareholders. These nominees do not currently serve as Trustees of the Fund, but have agreed to do so if shareholders approve. These nominees currently serve on one other Board of the MFS Funds, and have served in that capacity continuously since originally elected or appointed.


    You are being asked to approve the appointment of all of the nominees listed in the table below and to approve the re-appointment of your current Trustees. Aside from those Trustees who are retiring at the end of the year, your current Trustees will continue to serve as Trustees of the Fund even if shareholders do not approve Item 1.

    The Fund does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

    The following table presents certain information regarding the Trustees (other than Messrs. Schmidt and Stone, who will be retiring) and nominees for Trustee, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.


                      NAME, POSITION WITH THE FUND, AGE
               PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)

JEFFREY L. SHAMES* (born 6/2/55) Trustee, Chairman and President
Massachusetts Financial Services Company, Chairman and Chief Executive
Officer.

JOHN W. BALLEN* (born 9/12/59) Trustee
Massachusetts Financial Services Company, President and Director.

LAWRENCE H. COHN, M.D. (born 3/11/37) Nominee for Trustee
Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical School, Professor of Surgery.

THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27) Nominee for Trustee
Edmund Gibbons Limited (diversified holding company), Chief Executive Officer; Colonial Insurance Company Ltd., Director and Chairman; Bank of Butterfield, Chairman (until 1997).

WILLIAM R. GUTOW (born 9/27/41) Trustee
Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman.

J. ATWOOD IVES  (born 5/1/36) Trustee
Private investor; Eastern Enterprises (diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000); KeySpan Corporation (energy related services), Director.

ABBY M. O'NEILL  (born 4/27/28) Nominee for Trustee
Private investor; Rockefeller Financial Services, Inc. (investment advisers), Chairman and Chief Executive Officer.

LAWRENCE T. PERERA (born 6/23/35) Trustee
Hemenway & Barnes (attorneys), Partner.

WILLIAM J. POORVU (born 4/10/35) Trustee
Harvard University Graduate School of Business Administration, Adjunct Professor; CBL & Associates Properties, Inc. (real estate investment trust), Director; The Baupost Fund (a mutual fund), Vice Chairman and Trustee.

ARNOLD D. SCOTT* (born 12/16/42) Trustee
Massachusetts Financial Services Company, Senior Executive Vice President and Director.

J. DALE SHERRATT (born 9/23/38) Nominee for Trustee
Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001); Paragon Trade Brands, Inc. (disposable consumer products), Director.

ELAINE R. SMITH (born 4/25/46) Trustee
Independent consultant.

WARD SMITH (born 9/13/30) Nominee for Trustee
Private investor.

----------------
(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").

* "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Fund. The address of MFS is 500 Boylston Street, Boston, Massachusetts.


    Each Trustee holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Messrs. Ballen, Ives, Perera, and Poorvu and Ms. Smith serve as board members of 45 funds within the MFS Family of Funds. Dr. Cohn, Messrs. Gibbons, Sherratt and Smith and Ms. O'Neill serve as board members of 42 funds within the MFS Family of Funds. Mr. Gutow serves as board member of 73 funds within the MFS Family of Funds. Messrs. Shames and Scott serve as board members of 115 funds within the MFS Family of Funds.

    Information about Trustee compensation, Trustee retirement plan arrangements and the executive officers of the Fund appears under "Fund Information" beginning on page 15.


    The current Board of Trustees meets regularly throughout the year to discuss matters relating to the Fund. The Board has a standing Audit Committee, currently composed of Messrs. Perera, Poorvu and Stone and Ms. Smith, to review the internal and external accounting and auditing procedures of the Fund and, among other things, to consider the selection of independent public accountants for the Fund, to approve all significant services proposed to be performed by those accountants and to consider the possible effect of the services on the independence of those accountants. The Audit Committee consists only of Trustees who are not "interested persons" of the Fund as defined in the 1940 Act.

    The Board has also created a Nominating Committee, composed solely of all of the current Trustees who are not "interested persons" of the Fund as defined in the 1940 Act, that is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Shareholders wishing to recommend Trustee candidates for consideration by the Nominating Committee may do so by writing the Fund's Secretary. Members of the Nominating Committee confer periodically and hold meetings as required.


    Information about Board and Committee meetings held by the Fund appears under "Fund Information" beginning on page 15. Each Trustee attended at least 75% of the Board and applicable Committee meetings noted.


    The Fund's declaration of trust currently provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, unless it is finally adjudicated or, in case of a settlement, it has been determined by Trustees not involved in the matter or independent legal counsel, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that they engaged in willful misfeasance or acted with bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.


REQUIRED VOTE

    The appointments of the new Trustees named in Item 1 will become effective if the shareholders signing ballots voting in favor of the appointments are the record holders (on the record date) of more shares than the signers of ballots voting against the appointments.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE AS A TRUSTEE.

ITEM 2 -- TO APPROVE AN AMENDED AND RESTATED DECLARATION OF TRUST.

    The Fund is organized as a trust under Massachusetts law. Under Massachusetts law, a trust usually operates under a charter or organizational document, called a declaration of trust, that contains various provisions relating primarily to how the trust conducts business and how the trust is governed. The Fund operates under a declaration of trust that was originally entered into in 1924 and has been amended from time to time thereafter.


    The Trustees are proposing that you approve the Amended and Restated Declaration of Trust appearing in Appendix A to this proxy statement (called, in this proxy statement, the Restated Declaration). The Restated Declaration amends and restates the existing declaration of trust of the Fund (called, in this proxy statement, the Existing Declaration) in its entirety. The Trustees have signed the Restated Declaration and deposited it with the Fund's depository, as the Existing Declaration requires. The Trustees are sending you the Restated Declaration and recommend that you approve it. If the Restated Declaration is not approved, the Existing Declaration will remain in effect and the Restated Declaration deposited with the depository will be void. The Restated Declaration is similar to the standard form that will be used for all new MFS funds organized as Massachusetts business trusts in the future.

    The Restated Declaration gives the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Fund to operate in a more efficient and economical manner. The Restated Declaration will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the shareholders' interests.

    The Restated Declaration makes a number of significant changes to the Existing Declaration. Certain of these changes give the Trustees greater flexibility and broader authority to act without shareholder approval. The most significant changes are summarized below. In addition to the changes described below, there are other substantive and stylistic differences between the Restated Declaration and the Existing Declaration. The following summary is qualified in its entirety by reference to the Restated Declaration itself in Appendix A.

SIGNIFICANT CHANGES


    1. DOLLAR - WEIGHTED VOTING. The Restated Declaration provides that each shareholder of the Fund is entitled to one vote for each dollar of net asset value of the Fund represented by the shareholder's shares of the Fund, on each matter on which that shareholder is entitled to vote. This means that shareholders with larger economic investments will have more votes than shareholders with smaller economic investments. The Existing Declaration provides that each share of the Fund is entitled to one vote on each matter on which shares of the Fund are entitled to vote.


    Dollar-weighted voting is important when a fund is part of a trust that has more than one series. Funds in a trust often have different share prices. When shareholders of funds in the trust are asked to vote on a matter where all shareholders vote together, shareholders of a fund with lower-priced shares may have more voting power than shareholders of a fund with higher- priced shares. For example, if a fund's shares are selling for $5.00 per share (without any sales load), a $1000 investment will purchase 200 shares of that fund. If the shares of another fund in the trust are selling for $10.00 per share (without any sales load), that same $1000 investment will purchase only 100 shares of that fund. The Existing Declaration gives one vote for each share owned. Applying this example to the Fund, under the Existing Declaration, if the Fund were to add an additional series of shares, when the shareholders of the Fund vote together as a single class, a shareholder of the first series has twice the vote of a shareholder of the second series, even though the economic interest of the two shareholders is the same.

    The Trustees believe that the change to dollar-weighted voting is appropriate because it would match a shareholder's economic interest in the Fund with the shareholder's voting powers, and conversely would prevent a shareholder who holds many shares with a relatively low price per share (for example, in a money market series) from having disproportionately large voting powers.

    Currently, the Fund does not have more than one series. In the future, the Trustees may authorize the Fund to be divided into more than one series, although they have no current intention of doing so.

    2. REORGANIZATION. The Restated Declaration permits the Trustees, without shareholder approval, to change the Fund's form of organization, reorganize all or a portion of any series or class or the Fund as a whole into a newly created entity or a newly created series of an existing entity, or incorporate all or a portion of any series or class or the Fund as a whole as a newly created entity. The Existing Declaration does not explicitly provide for this type of reorganization.

    Under certain circumstances, it may be in the shareholders' interests to permit all or a portion of the Fund or a series or class to reorganize into another entity or to incorporate. For example, in order to reduce the cost and scope of state regulatory requirements or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to reorganize a series to domicile it in another state or to change its legal form. The Existing Declaration does not expressly permit the Trustees to effectuate such a potentially beneficial reorganization. The Restated Declaration gives the Trustees the flexibility to reorganize all or a portion of the Fund or any of its series or classes and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. This flexibility should help to assure that the Fund and its series and classes operate under the most appropriate form of organization.

    The Restated Declaration requires that shareholders receive written notification of any reorganization transaction.

    The Restated Declaration does not permit the Fund or any series or class to merge with or sell its assets to another operating entity without first obtaining shareholder approval.

    3. FUTURE AMENDMENTS. The Restated Declaration may be amended without shareholder approval in most cases. The Existing Declaration may only be amended with written shareholder approval. Under the Restated Declaration, shareholders generally retain the right to vote on any amendment affecting their voting powers, on any amendment affecting the amendment provisions of the Restated Declaration, on any amendment required by law or by the Fund's registration statement to be approved by shareholders, and on any amendment submitted to shareholders by the Trustees. By allowing amendment of the Restated Declaration without shareholder approval (except as noted above), the Restated Declaration gives the Trustees the necessary authority to react quickly to future contingencies.

    4. INVESTMENT IN OTHER INVESTMENT COMPANIES. The Restated Declaration permits the Fund to invest in other investment companies to the extent not prohibited by the 1940 Act, and rules and regulations thereunder. Recent amendments to the 1940 Act permit mutual funds to invest their assets in one or more registered investment companies so long as certain conditions are met. It is possible that there could be additional amendments to the 1940 Act in the future which affect mutual funds' ability to invest in other funds. An investment structure where a fund invests all of its assets in a single investment company is sometimes referred to as a "master/feeder" structure. An investment structure where a fund invests its assets in more than one investment company is sometimes referred to as a "fund of funds" structure. Both the master/feeder and fund of funds structure attempt to achieve economies of scale and efficiencies in portfolio management by consolidating portfolio management with other investment companies, while permitting a fund to retain its own characteristics and identity.

    The Restated Declaration will permit the Fund to take advantage of the recent changes in law, as well as any future changes in law or regulation on this topic. Under the Restated Declaration, the Trustees have the power to implement a master/feeder, fund of funds or other similar structure without seeking shareholder approval. While the Trustees have no current intention of implementing a master/feeder, fund of funds or other similar structure at this time, the Trustees believe circumstances could arise in which it would be in the best interest of the Fund to do so at a future date. Shareholders of the Fund would be notified if the Trustees decide to implement such a structure for the Fund, and the Fund will not implement such a structure unless its investment restrictions permit it to do so. Item 3 below also seeks approval of changes to the Fund's investment restrictions to specifically permit the use of these structures.

    5. REDEMPTION. The Restated Declaration permits the Trustees to cause the involuntary redemption of a shareholder's shares at any time for any reason the Trustees deem appropriate. The Existing Declaration permits the Trustees to redeem shares only in certain limited circumstances. Under the Restated Declaration, the Trustees will be able to cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of the Fund if necessary and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the Fund (for example, in the case of a market timer). The Restated Declaration also clarifies that redemption fees and back-end sales charges may be charged upon redemption.

    6. INVESTMENT RESTRICTIONS. The Existing Declaration contains certain investment restrictions. It is no longer customary for declarations of trust to include investment restrictions. The Restated Declaration eliminates these restrictions. Adoption of the Restated Declaration, by itself, will not affect the Fund's investment restrictions because in each case, the Fund has adopted separately a similar investment restriction that cannot be changed without shareholder approval. A proposal to revise or eliminate certain of the Fund's fundamental investment policies is the subject of Item 3 of this proxy statement. The current restrictions in the Existing Declaration, along with the Fund's other investment restrictions, are listed in Appendix C. By approving the Restated Declaration, you will be voting to eliminate from the Existing Declaration the restrictions in Appendix C that are currently included in the Existing Declaration, as indicated.

OTHER CHANGES

    The Restated Declaration also changes the Existing Declaration as follows:


     1. The Restated Declaration permits the Fund to enter into and amend advisory and subadvisory agreements without shareholder approval if permitted by applicable law.


     2. The Restated Declaration permits the Trustees, without shareholder approval, to divide the Fund into series, to allocate assets and liabilities to a particular series, to designate or redesignate series and classify and reclassify classes, and make any other changes with respect to a series or class, including terminating a series or class, whether or not shares of the series or class are outstanding. The Existing Declaration requires shareholder approval to liquidate all of the assets of the Fund.

     3. The Restated Declaration explicitly allows the Trustees, with shareholder approval, to effect mergers, reorganizations and similar transactions through a variety of methods, including share-for-share exchanges, transfers or sales of assets, shareholder in-kind redemptions and purchases, and exchange offers.

     4. The Restated Declaration provides for (i) the removal of any Trustee with or without cause at any time by the affirmative vote of two-thirds of the outstanding shares of the trust or by the vote of three-quarters of the Trustees, (ii) the automatic retirement of Trustees in accordance with any retirement policy set by the Trustees, and (iii) the automatic retirement of Trustees when their terms, if any, expire. The Restated Declaration does not require the Trustees to provide notice to shareholders of the appointment of a new Trustee.

     5. The Restated Declaration no longer requires that the number of Trustees be fixed in writing or that Trustees be appointed in writing, but permits these actions to be taken at Board meetings. The Restated Declaration also provides that the Trustees may act by written consent signed by two- thirds of the Trustees. The Restated Declaration permits electronic delivery to shareholders of notices and other information, and simplifies the information delivery requirements for shareholders in the same household. These provisions are intended to simplify administration of the Fund's affairs.

     6. The Restated Declaration confirms and clarifies various existing Trustee powers. For example, the Restated Declaration clarifies that, among other things, the Trustees may delegate authority to investment advisers and other agents, guarantee the indebtedness and contractual obligations of others, purchase insurance insuring Fund assets, employees, Trustees and Trustees Emeritus, and invest Fund assets in all types of investments including derivatives. The Restated Declaration also provides that the Trustees may, but are not obligated to, employ a custodian for the safekeeping of Fund assets.

     7. The Restated Declaration provides that by becoming a shareholder of the Fund each shareholder shall be held expressly to have assented to and agreed to be bound by the provisions of the Restated Declaration.

     8. The Restated Declaration provides that except when a larger vote is required by applicable law or by any provision of the Declaration or the By-Laws, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality will elect a Trustee. However, where any provision of law or of the Declaration requires that the holders of any series or class vote as a series or class, then a majority of the voting power of the shares of that series or class voted on the matter will decide that matter insofar as that series or class is concerned.

     9. The Restated Declaration provides that rights to indemnification or insurance cannot be limited retroactively.

    10. The Restated Declaration provides that shareholders of all series that are part of the Fund generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class.


    11. The Restated Declaration provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees has personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor. The effect of this provision may be to discourage suits brought on behalf of the Fund by its shareholders. This provision is not intended to impair the rights of shareholders under federal law. A similar provision currently appears in the Fund's By-Laws.


    12. The Restated Declaration provides that actions taken by the Trustees and officers in good faith and with reasonable care are binding on all concerned.

    13. The Restated Declaration permits a series or class to merge with or sell its assets to another operating entity with the approval of a majority of the shareholders (as defined in the Restated Declaration) of that series or class.


    14. The Restated Declaration gives the Trustees discretion to establish the method and times for determining net asset value and the declaration and payment of dividends and distributions. The Trustees would follow applicable law in establishing these methods and times. The Existing Declaration contains detailed provisions relating to the determination of net asset value and the declaration and payment of dividends and distributions.


    15. The Restated Declaration gives the Trustees discretion in fixing the compensation of all Trustees. The Existing Declaration also permits the Trustees to determine the remuneration to be paid to Trustees but contains a formula which sets a cap on the amount paid in any calendar quarter.


    16. The Restated Declaration no longer requires the Trustees to submit to shareholders annually a written financial report of their transactions as Trustees. The 1940 Act requires that investment companies like the Fund provide annual and semiannual reports to their shareholders.

    17. The Restated Declaration explicitly provides for the election of Trustees by shareholders where required by applicable law. The Restated Declaration also provides for meetings of the shareholders of the Fund and for the voting at such meetings, either in person or by proxy, of the shareholders of the Fund.


    18. The Restated Declaration explicitly provides that the number of shares of the Fund is unlimited. The Existing Declaration allows the Trustees to increase or decrease the number and par value of shares and allows the Trustees to issue additional shares. The Restated Declaration also changes the par value of the shares (including currently outstanding shares) of the Fund from $.33 1/3 per share to no par value per share.


REQUIRED VOTE

    Approval of the Restated Declaration requires the affirmative vote of a majority of the outstanding shares of the Fund.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE AMENDED AND RESTATED DECLARATION OF TRUST.

ITEM 3 -- TO AMEND, REMOVE OR ADD CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE FUND.

    The Fund has adopted certain investment restrictions or policies that are "fundamental," meaning that as a matter of law they cannot be changed without shareholder approval. Over time, the Fund has adopted fundamental policies to reflect certain regulatory, business or industry conditions. Changes in applicable law now permit investment companies like the Fund to eliminate certain of these policies.


    The Fund's Board of Trustees, together with the Fund's officers and MFS, have reviewed the Fund's current fundamental policies, and have concluded that certain policies should be eliminated, revised or added based on the development of new practices and changes in applicable law and to facilitate administration of the Fund. The proposed revised policies for the Fund are listed in Appendix B. The Trustees are proposing that the shareholders approve the revised policies and eliminate all other fundamental policies.

    The revised policies maintain important investor protections while providing flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. In some cases, only technical changes are being made. The Trustees believe that implementing the revised policies will facilitate MFS's management of the Fund's assets and simplify the process of monitoring compliance with investment policies. The revised policies (with variations required by the specific investment focus of a fund) will be the standard form for funds in the MFS fund complex.


    THE REVISED POLICIES DO NOT AFFECT THE INVESTMENT OBJECTIVES OF THE FUND, WHICH REMAIN UNCHANGED. THE FUND WILL CONTINUE TO BE MANAGED IN ACCORDANCE WITH THE INVESTMENT POLICIES DESCRIBED IN THE PROSPECTUS AND IN ACCORDANCE WITH FEDERAL LAW. THE REVISED POLICIES WOULD GIVE THE FUND INCREASED ABILITY TO ENGAGE IN CERTAIN ACTIVITIES. THE TRUSTEES MAY CONSIDER AND ADOPT SUCH NON-FUNDAMENTAL INVESTMENT POLICIES FOR THE FUND AS THEY DETERMINE TO BE APPROPRIATE AND IN THE SHAREHOLDERS' BEST INTERESTS. THE TRUSTEES DO NOT ANTICIPATE THAT THE REVISED POLICIES, INDIVIDUALLY OR IN THE AGGREGATE, WILL CHANGE TO A MATERIAL DEGREE THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH AN INVESTMENT IN THE FUND.


    Each investment policy proposed to be revised, eliminated or added is discussed below. Appendix B lists the fundamental policies that will apply to the Fund if the shareholders of the Fund approve this proposal. Appendix C lists the Fund's current fundamental investment policies and restrictions and the proposed action to be taken with respect to each policy. Appendix C also shows the investment restrictions contained in the Existing Declaration. For each restriction in the Existing Declaration, the Fund has adopted a similar fundamental policy. If the revised investment policies are approved but the Restated Declaration is not, the Fund will continue to be bound by the investment restrictions in the Existing Declaration.

A.  BORROWING

    It is proposed that the policy concerning borrowing be changed so that the Fund may borrow money to the fullest extent permitted by applicable law.

    Currently, the Fund may borrow up to a specified percentage of its assets, and only temporarily for extraordinary or emergency purposes and may pledge assets only to a limited extent.


    The 1940 Act, which is the federal law that governs investment companies like the Fund, does not require that borrowings be made solely for emergency purposes, nor does the 1940 Act require any limit on assets pledged to secure borrowings. It is possible that the Fund's existing policies could prevent it from borrowing when it is in the best interests of shareholders to do so. The revised policy will give the Fund the maximum amount of flexibility to borrow permitted by applicable law, and the ability to pledge its assets to support those borrowings if necessary. Currently, the 1940 Act permits investment companies like the Fund to borrow money so long as there is 300% asset coverage of the borrowings. This means that borrowings cannot exceed one-third of an investment company's total assets after subtracting liabilities other than the borrowings. Of course, this law could change in the future.


    Funds generally borrow money either to permit the orderly sale of investments or to try to enhance returns to shareholders (the latter is referred to as leverage). Borrowing money creates risks and expenses for a Fund and may make the Fund's net asset value more volatile. The interest and other costs of borrowing may reduce the Fund's return. The Fund also could be forced to sell securities at inopportune times to repay loans. If a Fund intends to borrow to any material extent, this intention will be disclosed in the Fund's prospectus or statement of additional information.

B.  UNDERWRITING SECURITIES

    It is proposed that the policy concerning underwriting securities be changed so that the Fund may not underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security. The revised policy also provides that the Fund is not deemed to underwrite securities by virtue of employing a master/feeder or fund of funds investment structure as permitted by applicable law. Utilizing these investment structures is discussed in Item 2 of this proxy statement (under "Significant Changes -- 4. Investment in Other Investment Companies") and in section H below.

    Currently, the Fund is prohibited from underwriting securities issued by others if the amount of any single underwriting commitment exceeds 5% of its net assets.

C.  ISSUANCE OF SENIOR SECURITIES -- ADDITION OF POLICY

    It is proposed that a policy concerning the issuance of senior securities be adopted. The policy would provide that the Fund may issue senior securities to the fullest extent permitted by applicable law. For purposes of this restriction, collateral arrangements with respect to swaps, options, futures, forwards and initial and variation margin are not deemed to be the issuance of a senior security.


D.  LENDING OF MONEY OR SECURITIES

    It is proposed that the policy concerning lending money be changed so that the Fund may make loans to the fullest extent permitted by applicable law.


    Currently, the Fund is prohibited from lending money. Investments in commercial paper, debt securities and repurchase agreements are not treated as loans for purposes of this policy. The revised policy will permit the Fund to make loans, whether of money or securities, so long as the transactions are permitted by applicable law.

    Lending securities may be a source of income to the Fund and is permitted under the 1940 Act, subject to certain limitations. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower of the securities fail financially. However, loans would be made in accordance with procedures approved by the Trustees only to firms deemed by MFS to be of good standing, and when, in the judgment of MFS, the income from securities loans justifies the attendant risk.

    It is unlikely that the Fund would lend money, except to the extent that the purchase of debt securities can be considered a loan; however, the Fund could lend money to other funds advised by MFS or one of its affiliates. The Fund would have to obtain exemptive relief from the Securities and Exchange Commission (referred to as the SEC) in order to make loans to other MFS-advised funds.


E.  REAL ESTATE, OIL AND GAS, MINERAL INTERESTS, AND COMMODITIES


    It is proposed that the policy concerning real estate, oil, gas and mineral interests, and commodities be changed so that the Fund may not purchase or sell real estate, interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of its business. Under this policy, the Fund will be able to invest in securities secured by real estate and securities of companies that deal in real estate, as well as options and futures and forward contracts, and the Fund also will retain the right to hold and sell real estate, mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities.

    The revised policy clarifies that the restrictions relating to investments in real estate and commodities do not apply to investments in currencies, any type of option contract, futures contracts, forward contracts, securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein.

F.  INDUSTRY CONCENTRATION

    It is proposed that the policy concerning concentration in a particular industry be changed so that the Fund may not purchase securities of an issuer of a particular industry if as a result 25% or more of the Fund's total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

    Currently, the Fund is prohibited from investing more than 25% of the value of its assets in any one industry. The revised policy clarifies that this calculation is made with respect to the Fund's total assets taken at market value at the time of purchase of the security in question.

G.  TRANSACTIONS WITH AFFILIATES -- REMOVAL OF POLICY

    Currently, the Fund is prohibited from investing in securities of issuers in which the Fund's Trustees or the Directors and officers of MFS own a certain percentage of securities. This policy was required by certain state laws which no longer apply to the Fund. It is proposed that this policy be eliminated in order to provide the Fund with the maximum amount of flexibility.

    If this policy is eliminated, the Fund would be able to invest in the securities of any issuer without regard to ownership in that issuer by management of the Fund or MFS except to the extent prohibited by the Fund's investment objective and policies and the 1940 Act. Transactions with affiliates are permitted under the 1940 Act only in limited circumstances, and MFS maintains a code of ethics to monitor certain affiliated transactions involving itself and its employees affecting the Fund. Therefore, the Trustees believe this policy is no longer necessary.

H.  SECURITIES OF OTHER INVESTMENT COMPANIES -- REMOVAL OF POLICY


    Currently, the Fund is prohibited from investing in securities of other investment companies. This policy deals with certain anti-pyramiding concerns addressed by the 1940 Act. However, the 1940 Act permits mutual funds to invest limited amounts of their assets in other investment companies, and to invest all of their assets in one or more investment companies so long as certain conditions are met (investing in this way is sometimes referred to as using a master/feeder or fund of funds investment structure). In order to take advantage of the flexibility of current and future applicable law and regulation, it is proposed that the Fund eliminate this policy. If the Fund invests in other investment companies, the Fund will indirectly bear expenses, such as management fees, of those other investment companies, in addition to the Fund's own expenses. The Fund has no current intention to employ a master/ feeder or fund of funds investment structure at this time. Additional information about investing in other investment companies is discussed in Item 2 of this proxy statement (under "Significant Changes -- 4. Investment in Other Investment Companies").


    If the Fund intends to invest in other investment companies to any material extent, this intention will be disclosed in the Fund's prospectus or statement of additional information.

I.  INVESTMENTS IN NEWLY FORMED COMPANIES -- REMOVAL OF POLICY

    Currently, the Fund is prohibited from investing more than 5% of its assets in companies which, including predecessors, have a record of less than three years' continuous operation. This policy was required by certain state laws which no longer apply to the Fund. It is proposed that this policy be eliminated in order to provide the Fund with the maximum amount of flexibility.

    If this policy is eliminated, the Fund would be able to invest in the securities of any issuer without regard to the length of time the issuer has been in operation, except to the extent prohibited by the Fund's investment objective and policies. Investments in newly formed companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Newly formed companies often have limited product lines, markets and financial resources and are dependent on management by one or a few key individuals. Equity securities of newly formed companies may suffer steeper than average price declines after disappointing earnings reports and may be more difficult to sell at satisfactory prices.

J.  INVESTMENTS IN A SINGLE ISSUER -- REMOVAL OF POLICIES

    Currently, the Fund is prohibited from purchasing securities of any issuer if, as a result, more than 5% of its assets would be invested in the securities of that issuer. U.S. and Canadian Government obligations are not subject to this limitation. In addition, the Fund is prohibited from purchasing securities of any issuer if, as a result of such purchase, more than 10% of any class of securities of such issuer would be held by the Fund.

    Under the 1940 Act, a mutual fund that is "diversified" may not, as to 75% of its total assets, hold more than 10% of an issuer's outstanding voting securities or invest more than 5% of its assets in any one issuer. The Fund is "diversified," and cannot elect to be treated as non-diversified without shareholder approval. There is no intention to seek to change the Fund from "diversified" to non-diversified status. In addition, the Fund must meet certain diversification requirements under the Internal Revenue Code in order to qualify for beneficial tax treatment as a regulated investment company. These diversification requirements provide in part that as to 50% of the fund's assets, investments in any one issuer cannot exceed 5% of the fund's assets and the fund cannot hold more than 10% of the issuer's outstanding voting securities at the end of each quarter. The Fund intends to qualify as a regulated investment company for tax purposes.

    The Fund's current diversification policies are more restrictive than the 1940 Act requires for a diversified fund. The Trustees believe that it is unnecessary to have fundamental policies that are more restrictive than what the 1940 Act or the Internal Revenue Code requires. Accordingly, the Fund proposes to delete these investment policies.

    To the extent that the Fund invests its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting those issuers.


REQUIRED VOTE

    Approval of this Item requires the affirmative vote of a majority of the outstanding shares of the Fund.

THE BOARD OF TRUSTEES HAS CONCLUDED THAT THE PROPOSAL TO AMEND, REMOVE OR ADD THE FUNDAMENTAL INVESTMENT POLICIES OF THE FUND WILL BENEFIT THE FUND AND ITS SHAREHOLDERS. THE TRUSTEES UNANIMOUSLY RECOMMEND VOTING FOR THE PROPOSAL.

ITEM 4 -- TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH
          MASSACHUSETTS FINANCIAL SERVICES COMPANY.

    The Trustees are proposing that you approve a new Investment Advisory Agreement between the Fund and MFS. The investment management fee payable by the Fund will not increase or decrease if shareholders of the Fund approve the new Investment Advisory Agreement.


    The Fund currently has an Investment Advisory Agreement with MFS. MFS has recommended that the provisions of the Investment Advisory Agreement be standardized and modernized. The discussion below describes the principal differences between the current and proposed Investment Advisory Agreements (referred to as the Current Agreement and the New Agreement) and provides additional information about MFS and about the Board's review of the New Agreement. With certain exceptions specific to the Fund, the New Agreement will be the standard form for all U.S. registered funds in the MFS fund complex.

    The information provided herein is intended to be a summary of the material changes between the Current Agreement and the New Agreement. This summary is qualified in its entirety by reference to the comparison of the Current Agreement and the New Agreement in Appendix D. In particular, please refer to Appendix D for additional information about other technical changes that were made to the New Agreement. The Current Agreement has a provision relating to compensation in Article 3. Because these compensation provisions will not change, but will instead be incorporated into an Appendix to the New Agreement, these compensation provisions have not been included in the comparison of the Current Agreement and the New Agreement.

A.  CURRENT AGREEMENT

    MFS has served as the investment adviser for the Fund since the commencement of the Fund's operations. The Current Agreement is dated December 15, 1998 and was last submitted to shareholders for approval on November 1, 1998, for purposes of approving a change in the rate of compensation payable by the Fund to MFS.

    Under the Current Agreement, MFS provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, MFS makes investment decisions for the Fund. For these services and facilities, MFS is entitled to receive an annual management fee equal to 0.33% of the Fund's average daily net assets. This fee is computed and paid monthly. The aggregate management fees MFS received from the Fund during the Fund's last fiscal year were equal to $48,008,884.

    MFS pays the compensation of the Fund's officers and of any Trustee who is an officer of MFS. MFS also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions. The Fund pays the compensation of its Trustees who are not officers of MFS and all expenses of the Fund (other than those assumed by MFS). More detailed information about the expenses paid by the Fund is discussed under "Changes Proposed in the New Agreement" below.

B.  CHANGES PROPOSED IN THE NEW AGREEMENT


    1. Advice regarding Other Instruments

    The Current Agreement provides that MFS will continuously furnish an investment program for the Fund and determine from time to time what securities will be purchased, sold or exchanged and what portion of the assets of the Fund will be held uninvested. The New Agreement provides that MFS will determine what securities or other instruments will be purchased, sold or exchanged for the Fund. The change clarifies that MFS may provide advice as to certain investments, such as some derivative contracts, that may not be considered securities. Certain other references to "securities" have been changed to "securities or other instruments" throughout the New Agreement. This change is not intended to change the type of investments in which the Fund may invest. The Fund's investments are governed by its prospectus and statement of additional information.


    2. Proxy Voting

    The New Agreement clarifies that MFS will exercise voting rights, rights to consent to corporate actions and any other rights pertaining to the Fund's portfolio securities in accordance with policies and procedures that MFS presents to the Trustees from time to time. The Current Agreement provides that MFS may make recommendations as to the manner in which rights relating to portfolio securities are exercised. This provision in the New Agreement more closely reflects MFS's current practice with respect to the exercise of rights pertaining to the Fund's portfolio securities.

    3. Brokerage Transactions

    The Current Agreement provides that in connection with the selection of brokers and dealers and the placing of orders for the purchase or sale of investments for a Fund's account, MFS is directed to seek for the Fund execution of transactions at the most favorable price by responsible brokerage firms at reasonably competitive commission rates.

    The New Agreement provides that, in connection with the selection of brokers or dealers and the placing of orders, MFS is directed to seek for the Fund the best overall price and execution available from responsible brokerage firms, taking into account all factors it deems relevant, including by way of illustration: price, the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions. This provision clarifies that MFS may consider factors other than just price when seeking to obtain best execution for the Fund's transactions. Under the policies of the SEC, MFS considers the full range and quality of a broker's services in placing brokerage orders in order to fulfill its duty to obtain best execution for the Fund's transactions.

    The New Agreement provides that MFS may cause the Fund to pay a broker or dealer a higher commission than another broker or dealer might have charged for effecting that transaction, if MFS determines, in good faith, that the higher commission was reasonable in relation to the value of brokerage and research services provided by the broker or dealer. The value of these brokerage and research services may be viewed in terms of either the Fund's particular transactions or MFS's overall responsibilities with respect to the Fund and MFS's other clients. There is a similar provision in the Current Agreement.

    The New Agreement also provides that, subject to seeking the best price and execution as described above, and in accordance with applicable rules and regulations, MFS may consider sales of shares of the Fund or of other MFS Funds or accounts as a factor in the selection of brokers and dealers.

    The additional provisions in the New Agreement are not intended to change the current practice of MFS as to its consideration of brokerage and research services and sales of Fund shares in the selection of brokers and dealers.

    4. Expenses

    The Current Agreement provides that the Fund will pay all of its own expenses. The Current Agreement contains a list of typical Fund expenses. The New Agreement provides a standardized list of examples of expenses. This list of expenses has been amended to include expenses of soliciting proxies; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party or otherwise may have an exposure and the legal obligation which the Fund may have to indemnify the Trustees and officers with respect thereto. This list of expenses clarifies that the Fund bears the expenses of servicing shareholder accounts, of recording and settling of portfolio security transactions, and of the preparation, printing and mailing of prospectuses (except to the extent that any Distribution Agreement to which the Fund is a party provides that another party is to pay some or all of such expenses).


    The New Agreement provides that if MFS pays or assumes any expenses of the Fund, MFS is not obligated by the New Agreement to pay or assume the same or similar expenses of the Fund on any subsequent occasion.


    These amendments are designed to clarify the types of expenses which the Fund may bear.

    5. Certain Recordkeeping Services by MFS

    The New Agreement adds a provision that MFS must maintain certain records in a form acceptable to the trust and in compliance with the rules and regulations of the SEC. MFS currently maintains such records, even without the express obligation to do so.

    6. Promises by MFS

    The New Agreement adds an express promise by MFS to comply with the provisions of the Fund's current prospectus and statement of additional information relative to MFS and its Directors and officers. MFS currently monitors compliance with the provisions of the Fund's current prospectus and statement of additional information.

    The Current Agreement provides that MFS will not deal with itself, or with the Trustees of the trust or the trust's principal underwriter, if any, as principals in making purchases or sales of securities or other property for the account of the Fund. The New Agreement provides that MFS may enter into such principal transactions as are permitted by applicable law.

    7. Limitation of Liability of MFS

    The New Agreement provides that MFS is not liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of any Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the New Agreement. The Current Agreement contains similar, but not identical, limitations of liability.

    8. Sub-Advisory Agreements


    The New Agreement provides that MFS may from time to time enter into investment sub-advisory agreements with respect to the Fund with one or more investment advisers with such terms and conditions as MFS may determine, provided that such investment sub-advisory agreements have been approved in accordance with the provisions of applicable law. Under applicable law, any new investment sub-advisory agreement generally must be submitted to shareholders for approval, subject to limited exceptions. It is not currently intended that MFS enter into an investment sub-advisory agreement with respect to the Fund, but MFS has in the past engaged investment sub-advisers with respect to other MFS funds and may seek to engage sub-advisers for the Fund in the future.


    9. Other Agreements with MFS

    The New Agreement clarifies that the Fund may enter into such other agreements covering the provision of administrative and other additional services to the Fund as the Trustees may deem appropriate, and that such an agreement will not expand, reduce or otherwise alter the services which MFS is required to provide, or the compensation which MFS is due, under the Agreement. These other agreements may be with MFS, an affiliate of MFS or a third party.

    These amendments are not intended to change the services MFS is required to provide, or change the fees paid to MFS.

    10. Other Clients of MFS

    The Current Agreement provides that the services of MFS to the Fund are not exclusive, and that MFS is free to render investment and/or other services to others. The New Agreement adds an express acknowledgment by the Fund that it is possible that certain funds or accounts managed by MFS or its affiliates may at times take investment positions or engage in investment techniques which are contrary to positions taken or techniques engaged in on behalf of the Fund, but that MFS will at all times endeavor to treat all of its clients in a fair and equitable manner.


    Under the New Agreement, the Fund acknowledges that whenever the Fund and one or more other funds or accounts advised by MFS have money available for investment, investments suitable for each will be allocated in a manner believed by MFS to be fair and equitable to each entity. Similarly, opportunities to sell investments will be allocated in a manner believed by MFS to be fair and equitable to each client. In some instances, this may adversely affect the size of the position that may be acquired or disposed of for the Fund.

    11. Brokerage Offset Account


    The Current Agreement provides for the establishment of a brokerage offset account for the purpose of applying a portion of the net profits generated by the brokerage business of an MFS affiliate against the management fees owed by the Fund to MFS. The offset is conditioned on the acceptance of the MFS affiliate's application for membership on the Philadelphia Stock Exchange and/ or for the status of approved non-member on the Pacific Coast Stock Exchange. Because neither of these applications were submitted due to changes in the business and regulatory environment, and it is not intended that such applications will ever be submitted, the New Agreement does not contain this provision.


    12. Attribution of Value of MFS Stock


    The Current Agreement provides that MFS will not permit, without shareholder approval, attribution of any value to the Current Agreement in calculating the value of MFS stock or sales of stock by MFS or its shareholders at prices in excess of value (excluding attribution of any value to the Current Agreement). Such a provision is not required under the 1940 Act, and is not standard for funds in the MFS Family of Funds or other mutual funds in the industry. Therefore, the New Agreement does not contain this provision.

    13. Other Provisions

    The New Agreement adds certain other technical, legal provisions which are standard for investment advisory contracts in the mutual funds industry.

C. INFORMATION ABOUT MFS AND ITS AFFILIATES

    MFS is a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. MFS is an 81.8%-owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., 500 Boylston Street, Boston, Massachusetts 02116, which is in turn a wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., One SunLife Executive Park, Wellesley Hills, Massachusetts 02481. Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. is a wholly-owned subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, 14th Floor, Toronto, Canada M5H1J9, which in turn is a wholly-owned subsidiary of Sun Life Financial Services of Canada, Inc. at the same address.

    The Directors of MFS are Arnold D. Scott, John W. Ballen, James C. Baillie, Kevin R. Parke, Thomas J. Cashman, Jr., Joseph W. Dello Russo, William W. Scott, Jr., Donald A. Stewart, C. James Prieur and William W. Stinson. The Executive Officers of MFS are Jeffrey L. Shames, Chairman and Chief Executive Officer; Mr. Ballen, President; Mr. Arnold Scott, Senior Executive Vice President; Mr. Dello Russo, Executive Vice President, Chief Financial Officer and Chief Administrative Officer; Mr. Parke, Executive Vice President and Chief Investment Officer; Mr. Cashman, Executive Vice President; and Mr. William Scott, Jr., Vice Chairman. As noted above, Messrs. Arnold Scott, Ballen and Shames also serve as Trustees to the Fund.

    The address of each Director and Executive Officer of MFS is 500 Boylston Street, Boston, Massachusetts 02116. Each Director and Executive Officer principally devotes his time to his role at MFS.

    MFS provides investment advisory services to certain other funds in the MFS Family of Funds which may have investment objectives and policies similar to those of the Fund. The table below lists those other funds advised by MFS, the net assets of those funds, and the management fee MFS received from those funds during the fiscal years ended on the date noted.

                                                     OTHER FUNDS ADVISED BY MFS

                                                                        MANAGEMENT FEE
                                                                            (AS A
                                                                          PERCENTAGE             MANAGEMENT
                                                                          OF AVERAGE             FEE, AFTER
                                                                          DAILY NET             WAIVERS (IF
                                             NET ASSETS UNDER            ASSETS) FOR            ANY) FOR THE
                                             MANAGEMENT AS OF             THE FISCAL            FISCAL YEAR
FUND                                         DECEMBER 31, 2000            YEAR NOTED               NOTED               FISCAL YEAR
----                                         -----------------            ----------               -----               -----------
MFS Research Growth and Income Fund           $  217,841,096               0.65%(1)                 N/A                  8/31/00
MFS/Sun Life Insurance Trust                                                                                            12/31/00
  Massachusetts Investors Trust Series        $2,263,797,297               0.55%                    N/A
  Research Growth and Income Series           $   92,934,046               0.75%                    N/A
  Research Series                             $1,210,132,528               0.75%(2)                 N/A
MFS Union Standard Equity Fund                $   66,896,250               0.65%                    N/A                  9/30/00
MFS Variable Insurance Trust                                                                                            12/31/00
  MFS Investors Trust Series                  $  500,615,879               0.75%                    N/A
  MFS Research Series                         $1,086,586,828               0.75%                    N/A

------------
(1) 0.55% on the Fund's average daily net assets in excess of $500 million.
(2) 0.75% of the first $300 million of the Fund's average daily net assets, and 0.675% of the Fund's average daily net assets in excess of $300 million.

    The Fund has entered into certain other agreements with MFS or its affiliates, for administrative, shareholder, and distribution services. The approval of the New Agreement will not affect the services provided by MFS or its affiliates under these agreements.

    MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement. Under this Agreement, the Fund pays MFS an administrative fee of up to 0.0175% on the first $2.0 billion; 0.0130% on the next $2.5 billion; 0.0005% on the next $2.5 billion; and 0.0% on amounts in excess of $7.0 billion, per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.

    MFS Service Center, Inc. (MFSC), a wholly owned subsidiary of MFS, is the shareholder servicing agent to the Fund, pursuant to an Amended and Restated Shareholder Servicing Agreement. The Shareholder Servicing Agent's responsibilities under the Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, MFSC receives a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of up to 0.1125%. In addition, MFSC is reimbursed by the Fund for certain expenses incurred by MFSC on behalf of the Fund.

    The table below provides the amount paid by the Fund to MFS for administrative services and the amount paid by the Fund to MFSC for shareholder services during the Fund's fiscal year ended December 31, 2000:


          AMOUNT PAID TO MFS FOR                        AMOUNT PAID TO MFSC FOR
          ADMINISTRATIVE SERVICES                        SHAREHOLDER SERVICES
            ------------------                            ------------------

                 $506,092                                     $14,581,503

    MFS Fund Distributors, Inc. (MFD), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to an Amended and Restated Distribution Agreement. The Trustees also have adopted a Distribution Plan for Class A, Class B, Class C and Class J shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides that Class A, Class B, Class C and Class J shares of the Fund may pay MFD certain distribution and service fees based on a percentage of the average daily net assets attributable to that class. The table below shows the amount of the Rule 12b-1 fees paid by the Fund that were retained by MFD for distribution services during the Fund's fiscal year ended December 31, 2000.

        DISTRIBUTION AND SERVICE FEES PAID BY FUND AND RETAINED BY MFD
        --------------------------------------------------------------

       CLASS A             CLASS B            CLASS C            CLASS J
       -------             -------            -------            -------
     $9,775,565          $38,759,146          $10,582            $8,634

D. ACTIONS AND RECOMMENDATIONS OF THE BOARD OF TRUSTEES

    At meetings of the Board of Trustees on April 10, June 12 and July 18, 2001, the Board considered the standardization and modernization of the advisory agreement of the Fund. The Board reviewed materials comparing the Current and New Agreements and providing information about the potential benefits and costs to shareholders of the adoption of the New Agreement. Among other things, the Board of Trustees considered that the management fees under the Current Agreement will not change under the New Agreement. The Board also considered the potential efficiencies from the proposed standardization and modernization of the Current Agreement's provisions. Based on this review, the Trustees, including the Independent Trustees, approved the terms of the New Agreement and submission of the New Agreement for the consideration of the shareholders of the Fund.

    The New Agreement will continue for an initial two-year term from its effective date. Thereafter, the New Agreement will continue as to the Fund from year to year if that continuation is approved in accordance with applicable law.


REQUIRED VOTE

    Approval of this Item requires the affirmative vote of a majority of the outstanding shares of the Fund.

YOUR TRUSTEES HAVE CONCLUDED THAT THE NEW ADVISORY AGREEMENT WITH MFS WILL BENEFIT YOUR FUND AND ITS SHAREHOLDERS. THE TRUSTEES UNANIMOUSLY RECOMMEND VOTING FOR THE PROPOSAL.

FUND INFORMATION

    This section provides certain information about the Fund, including information about executive officers, the number of Board and Committee meetings, Trustee compensation and the identity of any shareholders holding 5% of the outstanding shares of any class of the Fund.


SHARES OUTSTANDING

    Set forth below is the number of shares of the Fund outstanding on July 27, 2001:


                           NUMBER OF SHARES OUTSTANDING
                           ----------------------------

   CLASS A            CLASS B          CLASS C          CLASS I        CLASS J
   -------            -------          -------          -------        -------
371,525,108.880   250,331,229.247   62,489,887.593   4,178,046.462   101,319.704

EXECUTIVE OFFICERS


    The following table provides information about the executive officers of the Fund. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.


JEFFREY L. SHAMES* (born 6/2/55) Trustee, Chairman and President
Massachusetts Financial Services Company, Chairman and Chief Executive
Officer.

JAMES R. BORDEWICK, JR.* (born 3/6/59) Assistant Secretary and Assistant Clerk Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel.

MARK E. BRADLEY* (born 11/23/59) Assistant Treasurer
Massachusetts Financial Services Company, Vice President (since March 1997); Putnam Investments, Vice President (prior to March 1997).

STEPHEN E. CAVAN* (born 11/6/53) Secretary and Clerk
Massachusetts Financial Services Company, Senior Vice President, General Counsel and Secretary.

ROBERT R. FLAHERTY* (born 9/18/63) Assistant Treasurer
Massachusetts Financial Services Company, Vice President (since August 2000); UAM Fund Services, Senior Vice President (since 1996).

LAURA F. HEALY* (born 3/20/64) Assistant Treasurer
Massachusetts Financial Services Company, Vice President (since December 1996); State Street Bank and Trust Company, Assistant Vice President (prior to December 1996).

ELLEN MOYNIHAN* (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Vice President (since September
1996).

JAMES O. YOST* (born 6/12/60) Treasurer
Massachusetts Financial Services Company, Senior Vice President.


------------
* "Interested person" (as defined in the 1940 Act) of MFS, the address of which is 500 Boylston Street, Boston, Massachusetts.

BOARD AND COMMITTEE MEETINGS


    During the fiscal year ended December 31, 2000, the Board of Trustees held 11 meetings and the Audit Committee held 4 meetings. The Fund's Nominating Committee met once on June 20, 2001.

TRUSTEE COMPENSATION TABLE


    The following table shows the cash compensation paid to the current Trustees (other than Messrs. Schmidt and Stone, who will be retiring) and the retirement benefits accrued as part of Fund expenses to those Trustees for the fiscal year ended December 31, 2000. As interested persons of MFS, Messrs. Ballen, Shames and Scott do not receive any compensation or retirement plan benefits from the Fund for their services as Trustees. Mr. Gutow was appointed as a Trustee of the Fund effective August 1, 2001, and did not receive compensation from the Fund for the fiscal year ended December 31, 2000.

                                       RETIREMENT BENEFITS    TOTAL TRUSTEE FEES
                       TRUSTEE FEES      ACCRUED AS PART        FROM FUND AND
TRUSTEE                 FROM FUND        OF FUND EXPENSES      FUND COMPLEX(1)
-----                   ----------         ------------          ------------

J. Atwood Ives(2)        $14,275              $5,441               $152,145
Lawrence T. Perera       $13,000              $6,117               $146,230
William J. Poorvu        $13,675              $6,154               $153,405
Elaine R. Smith(3)       $13,650              $5,872               $144,160


------------
(1) For calendar year 2000. All Trustees receiving compensation from the Fund served as Trustees of 48 funds within the MFS Family of Funds having aggregate net assets at December 31, 2000 of approximately $63.3 billion.

(2) During the fiscal year ended December 31, 2000, Mr. Ives deferred $14,275 of compensation pursuant to the deferred compensation plan.
(3) During the fiscal year ended December 31, 2000, Ms. Smith deferred $13,650 of compensation pursuant to the deferred compensation plan.

    The Fund currently has a retirement plan for non-interested Trustees and Trustees who are not officers of the trust. Under this plan, Trustees must retire upon reaching a specified age and thereafter are entitled to annual payments during their lifetime of up to 50% of their average annual compensation (based on the three years prior to retirement) depending on length of service. Trustees must have served as Trustees for at least five years to be entitled to these payments. A Trustee may also retire prior to the specified retirement age and receive reduced payments if he or she has completed at least 5 years of service. Under the plan, a Trustee (or his or her beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. The Fund will accrue its allocable portion of compensation expenses under the retirement plan each year to cover the current year's service and amortize past service cost.

    The Trustees will terminate the Fund's retirement plan effective December 31, 2001 with respect to those Trustees listed in the table above, subject to shareholder approval of Item 1 relating to the consolidation of the Board of Trustees. The Trustees are considering whether adjustments should be made to the fees they receive from the Fund in consideration for the loss of future benefit accruals under the retirement plans. Upon termination of the plan, an amount equivalent to the present value of each applicable Trustee's accrued benefits thereunder through the date of termination would be calculated. The Trustees would defer receipt of these accrued benefits under a new deferred compensation plan, under which the value of the benefits would be periodically adjusted as though an equivalent amount had been invested in shares of the Fund. The deferred compensation would be paid to the Trustees upon retirement or thereafter.

    The Trustees also have adopted a deferred compensation plan for disinterested Trustees of the Fund that enables these Trustees to elect to defer all or a portion of the annual fees they are entitled to receive from the Fund until a payment date elected by the Trustee (or the Trustee's termination of services). Under the plan, the compensation deferred by Trustees is periodically adjusted as though an equivalent amount had been invested in shares of one or more funds in the MFS Family of Funds designated by the Trustee. The amount paid to the Trustee on the payment date will be determined based on the performance of the selected funds. To the extent permitted by the 1940 Act, the Fund may invest in shares of these other selected MFS Funds in order to match the deferred compensation obligation. Deferral of fees in accordance with the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan does not obligate the Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and the Fund's obligation to pay the Trustees' deferred compensation is a general unsecured obligation.


INTERESTS OF CERTAIN PERSONS

    As of July 27, 2001, the following Trustees, Trustee nominees, and officers owned the number of shares of the classes of the Fund noted in the table below:

                                                                          NUMBER OF               PERCENT OF
CLASS OF SHARES                  NAME OF TRUSTEE OR OFFICER              SHARES OWNED            CLASS OWNED
---------------                  --------------------------              ------------            -----------
CLASS A                          Mark E. Bradley                           1,027.128              0.000276%
                                 Lawrence H. Cohn                         44,657.620              0.012020%
                                 J. Atwood Ives                            1,751.194              0.000471%
                                 Ellen M. Moynihan                         1,264.032              0.000340%
                                 Lawrence T. Perera                        3,123.942              0.000841%
                                 William J. Poorvu                         2,857.224              0.000769%
                                 Elaine R. Smith                           1,986.136              0.000535%
                                 James O. Yost                               367.702              0.000099%
HOLDINGS OF TRUSTEES AND                                                  57,034.978              0.015352%
  OFFICERS AS A GROUP

CLASS I*                         Stephen E. Cavan                           192.8991              0.004617%
                                 Laura F. Healy                           1,249.0413              0.029895%
                                 Jeffrey L. Shames                        8,219.7679              0.196737%
                                 James O. Yost                            2,239.7370              0.053607%
HOLDINGS OF TRUSTEES AND                                                 11,901.4453              0.284857%
  OFFICERS AS A GROUP


----------
* Owned of record by certain MFS employee benefit plans.


    As of July 27, 2001, to the best knowledge of the Fund, the following shareholders beneficially owned 5% or more of the outstanding shares of the following classes of the Fund:

                                                                                 NUMBER OF      PERCENTAGE OF
                                                                                OUTSTANDING      OUTSTANDING
                                                                                 SHARES OF        SHARES OF
CLASS OF SHARES          NAME AND ADDRESS OF SHAREHOLDER                        CLASS OWNED      CLASS OWNED
---------------          -------------------------------                        -----------      -----------
Class A                 MLPF&S For the Sole Benefit of its Customers          35,146,541.0530        9.46%
                        Attn: Fund Administration 98426
                        4800 Deer Lake Dr. E 3rd Fl.
                        Jacksonville, FL 32246-6484
Class B                 MLPF&S For the Sole Benefit of its Customers          28,929,679.9510       11.56%
                        Attn: Fund Administration 97CE5
                        4800 Deer Lake Dr. E 3rd Fl.
                        Jacksonville, FL 32246-6484
Class C                 MLPF&S For the Sole Benefit of its Customers          13,879,446.2760       22.19%
                        Attn: Fund Administration 97K51
                        4800 Deer Lake Dr. E 3rd Fl.
                        Jacksonville, FL 32246-6484
Class I                 MFS Heritage Trust Company Ttee                          899,969.5980       21.54%
                        GCC Retire/Savings Plan - Sal Assoc
                        500 Boylston Street
                        Boston, MA 02116
Class I                 TRS MFS DEF Contribution Plan                            792,213.2770       18.96%
                        c/o Chris  Charron
                        MFS Investment Management, Inc.
                        500 Boylston Street, 19th Floor
                        Boston, MA 02116-3740
Class I                 Merfarm & Company                                        587,606.3130       14.07%
                        164 College St.
                        Burlington, VT 05401-8417
Class I                 R. Joseph, R. Harter, J. Zimmerman                       321,838.4580        7.70%
                        TRS Bingham Dana LLP Retirement Plans
                        150 Federal Street
                        Boston, MA 02110
Class I                 TRS MFS 401K Plan                                        314,821.1080        7.53%
                        c/o Chris  Charron
                        MFS Investment Management, Inc.
                        500 Boylston Street, 19th Floor
                        Boston, MA 02116-3740
Class J                 Monex, Inc.                                              100,980.0000       99.99%
                        Takebashi Yasuda Bldg. 2F
                        3-13 Kanda Nishiki-Cho Chiyoda-Ku
                        Tokyo, Japan 101-0054

ACCOUNTANTS

    The following table sets forth the aggregate fees paid to Deloitte & Touche LLP (referred to as Deloitte & Touche), for the Fund's fiscal year ended December 31, 2000, for professional services rendered for: (i) the audit of the Fund's financial statements for that fiscal year; (ii) the audits of the annual financial statements for all funds in the MFS complex audited by Deloitte & Touche; (iii) financial information systems design and implementation services to the Fund, MFS and any entity controlling, controlled by or under common control with MFS that provides services to the Fund (including MFS Service Center, Inc. and MFS Distributors, Inc.); and (iv) all other services (other than the foregoing services) to the Fund, MFS, and any entity controlling, controlled by or under common control with MFS that provides services to the Fund (this amount includes fees of $2,666,000 for information technology consulting services rendered to MFS and MFS related entities that provide services to the Fund). The Audit Committee of the Fund considered whether the provision of information technology services and of non-audit services by Deloitte & Touche is compatible with the maintenance of that firm's independence.


                                                                                                                    ALL OTHER FEES
                                                                                      FINANCIAL INFORMATION          (OTHER THAN
                                                                                        SYSTEMS DESIGN AND          FEES LISTED IN
                                                                                          IMPLEMENTATION          ADJOINING COLUMNS)
                                                                                            FEES PAID             PAID BY THE FUND,
                                                             AGGREGATE AUDIT FEES      BY THE FUND, MFS AND            MFS AND
                                     AUDIT FEES PAID       PAID BY ALL FUNDS IN THE        MFS RELATED               MFS RELATED
                                       BY THE FUND               MFS COMPLEX              ENTITIES THAT             ENTITIES THAT
                                   FOR ITS MOST RECENT            AUDITED BY             PROVIDE SERVICES          PROVIDE SERVICES
                                       FISCAL YEAR            DELOITTE & TOUCHE            TO THE FUND               TO THE FUND
--------------------                   -----------         ------------------------       -------------              -----------
Massachusetts Investors Trust            $28,575                  $2,724,400                 $289,000                 $4,474,624


MANNER OF VOTING

    Adoption of each of the proposals being considered will occur only if a sufficient number of ballots approve the proposal. Except as provided below, ballots not limited to the contrary will be counted as voting "for" the proposals listed in the accompanying Notice of Ballot Solicitation. If a ballot is properly executed and returned accompanied by instructions to withhold authority to vote (sometimes called a broker "non-vote" - that is, a ballot from a broker or nominee indicating that this person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), or is marked with an abstention (collectively, "abstentions"), it will not constitute a ballot "for" or "against" a matter and will be disregarded in determining the "ballots cast" on an issue. Abstentions will have the same effect as a ballot "against" Items 2, 3, and 4 and will have no effect on Item 1.

    The Funds have engaged the services of Georgeson Shareholder Communications Inc. to assist in the solicitation of ballots for the Fund. The costs of the ballot solicitation are estimated to be $ 1,111,090.00. The Fund will reimburse the record holders of its shares for their expenses incurred in sending proxy material to and obtaining voting instructions from beneficial owners.

SUBMISSION OF PROPOSALS

    Proposals of shareholders which are intended to be presented in a proxy statement for a future solicitation of ballots must be received by the Fund a reasonable time prior to the Fund's solicitation of ballots.


              IT IS IMPORTANT THAT BALLOTS BE RETURNED PROMPTLY.


August 10, 2001                                  MASSACHUSETTS INVESTORS TRUST

                                                                    APPENDIX A

                              AMENDED AND RESTATED
                              DECLARATION OF TRUST


                                       OF

                         MASSACHUSETTS INVESTORS TRUST

                         DATED AS OF JANUARY 1, 2002

TABLE OF CONTENTS

ARTICLE I -- Name and Definitions


    Section 1.1   Name
    Section 1.2   Definitions


ARTICLE II -- Trustees


    Section 2.1   Number of Trustees
    Section 2.2   Term of Office of Trustees
    Section 2.3   Resignation and Appointment of Trustees
    Section 2.4   Vacancies
    Section 2.5   Delegation of Power to Other Trustees


ARTICLE III -- Powers of Trustees


    Section 3.1   General
    Section 3.2   Investments
    Section 3.3   Legal Title
    Section 3.4   Issuance and Repurchase of Securities
    Section 3.5   Borrowing Money; Lending Trust Property
    Section 3.6   Delegation
    Section 3.7   Collection and Payment
    Section 3.8   Expenses
    Section 3.9   Manner of Acting; By-Laws
    Section 3.10  Miscellaneous Powers

ARTICLE IV -- Investment Adviser, Distributor, Custodian and Transfer Agent

    Section 4.1   Investment Adviser
    Section 4.2   Distributor
    Section 4.3   Custodian
    Section 4.4   Transfer Agent
    Section 4.5   Parties to Contract


ARTICLE V -- Limitations of Liability of Shareholders, Trustees and Others


    Section 5.1   No Personal Liability of Shareholders
    Section 5.2   Limitation of Liability of Trustees and Others
    Section 5.3   Mandatory Indemnification
    Section 5.4   No Bond Required
    Section 5.5   No Duty of Investigation; Notice in Trust Instruments
    Section 5.6   Good Faith Action; Reliance on Experts
    Section 5.7   Derivative Actions


ARTICLE VI -- Shares of Beneficial Interest


    Section 6.1   Beneficial Interest
    Section 6.2   Rights of Shareholders
    Section 6.3   Trust Only
    Section 6.4   Issuance of Shares
    Section 6.5   Register of Shares
    Section 6.6   Transfer of Shares
    Section 6.7   Notices
    Section 6.8   Voting Powers
    Section 6.9   Series of Shares
    Section 6.10  Classes of Shares
    Section 6.11  Series and Class Designations


ARTICLE VII -- Redemptions


    Section 7.1   Redemptions
    Section 7.2   Suspension of Right of Redemption
    Section 7.3   Redemption of Shares; Disclosure of Holding

ARTICLE VIII -- Determination of Net Asset Value, Net Income and Distributions;
                Reduction in Shares

ARTICLE IX -- Duration; Termination of Trust; Amendment; Mergers, etc.

    Section 9.1   Duration
    Section 9.2   Termination of Trust
    Section 9.3   Amendment Procedure
    Section 9.4   Merger, Consolidation and Sale of Assets
    Section 9.5   Incorporation, Reorganization


ARTICLE X -- Miscellaneous


    Section 10.1  Filing
    Section 10.2  Governing Law
    Section 10.3  Principal Office
    Section 10.4  Counterparts
    Section 10.5  Reliance by Third Parties
    Section 10.6  Provisions in Conflict with Law or Regulations


Appendix A - Series

Appendix B - Classes

                              AMENDED AND RESTATED
                              DECLARATION OF TRUST


                                       OF

                         MASSACHUSETTS INVESTORS TRUST


                          Dated as of January 1, 2002


    WHEREAS, Massachusetts Investors Trust was established pursuant to an Agreement and Declaration of Trust dated March 21, 1924, as amended (the "Original Declaration"), for the investment and reinvestment of funds contributed thereto;

    WHEREAS, the Trustees desire that the beneficial interest in the Trust assets continue to be divided into transferable Shares of Beneficial Interest as hereinafter provided;

    WHEREAS, the Trustees wish to amend the Original Declaration in its entirety;

    WHEREAS, the Trustees have designated the close of business on July 27, 2001 as the record date for determining the number of shares of the Trust outstanding and the holders thereof, and said record date has been used in connection with the solicitation of shareholder assents to the amendment in its entirety of the Original Declaration;


    WHEREAS, the Trustees also designated the date on which the ballots with respect to the approval of the proposed amendment of the Original Declaration shall be counted to be the close of business on (a) October 19, 2001, if the written assents by the holders of the required number of shares shall have been filed with and certified by the transfer agent on or before October 19, 2001, or (b) the second business day after the day upon which such assents shall have been so filed with and certified by the transfer agent, if such second business day is later than October 19, 2001;


    WHEREAS, the required number of assents to the amendment of the Original Declaration have been filed and certified, and the Trustees hereby certify that this Amended and Restated Declaration of Trust has been amended in its entirety in accordance with the provisions of the Original Declaration;

    NOW THEREFORE, the Trustees hereby confirm that all money and property contributed to the Trust hereunder shall be held and managed in trust for the benefit of holders, from time to time, of the Shares of Beneficial Interest (without par value) issued hereunder and subject to the provisions hereof, and that the Original Declaration, including all appendices, is amended in its entirety as follows.

                                   ARTICLE I
                              NAME AND DEFINITIONS

    Section 1.1. Name. The name of the Trust is Massachusetts Investors Trust.

    Section 1.2. Definitions. Wherever they are used herein, the following terms have the following respective meanings:


    (a) "By-Laws" means the By-laws referred to in Section 3.9 hereof, as from time to time amended.


    (b) "Commission" has the meaning given that term in the 1940 Act.

    (c) "Declaration" means this Amended and Restated Declaration of Trust, as amended from time to time. Reference in this Declaration of Trust to "Declaration," "hereof," "herein" and "hereunder" shall be deemed to refer to this Declaration rather than the article or section in which such words appear.

    (d) "Distributor" means a party furnishing services to the Trust pursuant to any contract described in Section 4.2 hereof.

    (e) "Interested Person" has the meaning given that term in the 1940 Act.

    (f) "Investment Adviser" means a party furnishing services to the Trust pursuant to any contract described in Section 4.1 hereof.

    (g) "Majority Shareholder Vote" has the same meaning as the phrase "vote of a majority of the outstanding voting securities" as defined in the 1940 Act, except that such term may be used herein with respect to the Shares of the Trust as a whole or the Shares of any particular series or class, as the context may require, and except that each Share shall have one vote for each dollar of net asset value as provided in Section 6.8 hereof.

    (h) "1940 Act" means the Investment Company Act of 1940 and the Rules and Regulations thereunder, as amended from time to time, and as such Act or the Rules and Regulations thereunder may apply to the Trust or any series or class pursuant to any exemptive order or similar relief or interpretation issued by the Commission under such Act.

    (i) "Person" means and includes individuals, corporations, limited liability companies, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign.

    (j) "Shareholder" means a record owner of outstanding Shares.

    (k) "Shares" means the Shares of Beneficial Interest into which the beneficial interest in the Trust shall be divided from time to time or, when used in relation to any particular series or class of Shares established by the Trustees pursuant to Section 6.11 hereof, transferable units into which such series or class of Shares shall be divided from time to time in accordance with the terms hereof. The term "Shares" includes fractions of Shares as well as whole Shares.

    (l) "Transfer Agent" means a party furnishing services to the Trust pursuant to any transfer agency contract described in Section 4.4 hereof.

    (m) "Trust" means the trust hereunder.

    (n) "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees, including, without limitation, any and all property allocated or belonging to any series or class of Shares pursuant to Section 6.9 or Section
6.10 hereof.

    (o) "Trustees" means the persons who have signed the Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly elected or appointed, qualified and serving as Trustees in accordance with the provisions hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in their capacity as trustees hereunder.

    (p) "Trustees Emeritus" means any former Trustees who, from time to time, are appointed by the Trustees to serve as trustees emeritus of the Trust in accordance with the guidelines and conditions for such service adopted by the Trustees from time to time, for so long as they serve in that capacity. Trustees Emeritus, in their capacity as such, are not Trustees of the Trust for any purpose, and shall not have any powers or obligations of Trustees hereunder.


                                   ARTICLE II
                                    TRUSTEES


    Section 2.1. Number of Trustees. The number of Trustees shall be such number as shall be fixed from time to time by a majority of the Trustees, provided, however, that the number of Trustees shall in no event be less than three nor more than 15.

    Section 2.2. Term of Office of Trustees. A Trustee may be elected either by the Shareholders of the Trust or, as provided in the Declaration and subject to the limitations of the 1940 Act, by the Trustees. Subject to all applicable provisions of the 1940 Act, a Trustee shall hold office during the lifetime of this Trust and until its termination as hereinafter provided or, if sooner, until his or her death or the election and qualification of his or her successor; except that:


    (a) any Trustee may resign his or her trust (without need for prior or subsequent accounting) by an instrument in writing signed by that Trustee and delivered to the Trust, which shall take effect upon such delivery or upon such later date as is specified therein;


    (b) any Trustee may be removed at any time, with or without cause, by written instrument signed by at least three-quarters of the Trustees, specifying the date when such removal shall become effective;

    (c) any Trustee who has attained a mandatory retirement age established pursuant to any written policy adopted from time to time by at least two-thirds of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy;

    (d) any Trustee who has served to the end of his or her term of office established pursuant to any written policy adopted from time to time by at least two-thirds of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy; and

    (e) a Trustee may be removed at any meeting of Shareholders by a vote of Shares representing two-thirds of the voting power of the outstanding Shares of the Trust.


    Upon the resignation, retirement or removal of a Trustee, or his or her otherwise ceasing to be a Trustee, that individual shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning, retiring or removed Trustee. Upon the incapacity or death of any Trustee, that Trustee's legal representative shall execute and deliver on his or her behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.


    Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning or removed Trustee shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal.

    Section 2.3. Resignation and Appointment of Trustees. In case of the declination, death, resignation, retirement or removal of any of the Trustees, or in case a vacancy shall, by reason of an increase in number of Trustees, or for any other reason, exist, a majority of the remaining Trustees may fill such vacancy by appointing such other individual as they in their discretion shall see fit. Any such appointment shall not become effective, however, until the person appointed shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation, removal or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation, removal or increase in number of Trustees. The power of appointment is subject to all applicable provisions of the 1940 Act.

    Section 2.4. Vacancies. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of the Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in Section 2.3, or while any Trustee is incapacitated, the other Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration, and only such other Trustees shall be counted for the purposes of the existence of a quorum or the taking of any action to be taken by the Trustees. A written instrument certifying the existence of such vacancy or incapacity signed by a majority of the Trustees shall be conclusive evidence of the existence thereof.

    Section 2.5. Delegation of Power to Other Trustees. Subject to requirements imposed by the 1940 Act and other applicable law, any Trustee may, by power of attorney, delegate his power for a period not exceeding six months at any one time to any other Trustee or Trustees; provided that in no case shall fewer than two Trustees personally exercise the powers granted to the Trustees under the Declaration except as otherwise expressly provided herein.

                                  ARTICLE III
                               POWERS OF TRUSTEES

    Section 3.1. General. Subject to the provisions of the Declaration, the Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by the Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without The Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as the Trustees deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of the Declaration, the presumption shall be in favor of a grant of power to the Trustees.

    The enumeration of any specific power herein shall not be construed as limiting the aforesaid power or any other power of the Trustees hereunder. Such powers of the Trustees may be exercised without order of or resort to any court.

    Section 3.2. Investments. (a) The Trustees shall have the power:

        (i) to conduct, operate and carry on the business of an investment company;

        (ii) to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, lend or otherwise deal in or dispose of securities of every nature and kind, U.S. and foreign currencies, any form of gold or other precious metal, commodity contracts, any form of option contract, contracts for the future acquisition or delivery of fixed income or other securities, derivative instruments of every kind, "when-issued" or standby contracts, and all types of obligations or financial instruments, including, without limitation, all types of bonds, debentures, stocks, negotiable or non- negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers' acceptances, and other securities of any kind, issued, created, guaranteed or sponsored by any and all Persons, including, without limitation,

        (A) states, territories and possessions of the United States and the District of Columbia and any political subdivision, agency or instrumentality of any such Person,

        (B) the U.S. Government, any foreign government, or any political subdivision or any agency or instrumentality of the U.S. Government or any foreign government,

        (C) any international instrumentality,

        (D) any bank or savings institution, or

        (E) any corporation or organization organized under the laws of the United States or of any state, territory or possession thereof, or under any foreign law;

to retain Trust assets in cash and from time to time to change the investments in which the assets of the Trust are invested; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers and privileges in respect of any of said investments; and

        (iii) to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, proper or desirable for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, and to do every other act or thing incidental or appurtenant to or connected with the aforesaid purposes, objects or powers.

    (b) The Trustees shall not be limited to investing in securities or obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

    (c) Notwithstanding any other provision of the Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by Shareholders to either invest all or a portion of the Trust Property of the Trust and each series of the Trust, or sell all or a portion of such Trust Property and invest the proceeds of such sales, in one or more other investment companies to the extent not prohibited by the 1940 Act.

    Section 3.3. Legal Title. Legal title to all Trust Property shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person or nominee, on such terms as the Trustees may determine. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each person who may hereafter become a Trustee. Upon the resignation, retirement, removal or death of a Trustee, such Trustee shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

    Section 3.4. Issuance and Repurchase of Securities. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VII, VIII and IX and Section
6.9 hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds of the Trust or other Trust Property, whether capital or surplus or otherwise.

    Section 3.5. Borrowing Money; Lending Trust Property. The Trustees shall have power to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the Trust Property, to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other Person and to lend Trust Property.

    Section 3.6. Delegation. The Trustees shall have power to delegate from time to time to such of their number or to officers, employees, any Investment Adviser, Distributor, custodian, agent or independent contractor of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem appropriate or expedient.

    Section 3.7. Collection and Payment. Subject to Section 6.9 hereof, the Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

    Section 3.8. Expenses. Subject to Section 6.9 hereof, the Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of the Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees, Trustees and Trustees Emeritus.

    Section 3.9. Manner of Acting; By-Laws. Except as otherwise provided herein, in the 1940 Act or in the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees at which a quorum is present, including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of two-thirds of the Trustees. The Trustees may adopt By-Laws not inconsistent with the Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-Laws to the extent permitted therein at any time.

    Section 3.10. Miscellaneous Powers. Without limiting the foregoing, the Trustees shall have the power to:


    (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust;


    (b) enter into joint ventures, partnerships and any other combinations or associations;

    (c) elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, in each case with or without cause, and appoint and terminate any one or more committees which may exercise some or all of the power and authority of the Trustees as the Trustees may determine;

    (d) purchase, and pay for out of Trust Property, such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring Shareholders, any administrator, Trustees, Trustees Emeritus, officers, employees, agents, any Investment Adviser, any Distributor, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability;

    (e) establish pension, profit-sharing, Share purchase, deferred compensation, and other retirement, incentive and benefit plans for any Trustees, officers, employees or agents of the Trust;

    (f) to the extent permitted by law, indemnify any person with whom the Trust has dealings, including any Investment Adviser, administrator, custodian, Distributor, Transfer Agent, shareholder servicing agent and any dealer, to such extent as the Trustees shall determine;

    (g) guarantee indebtedness or contractual obligations of others;

    (h) determine and change the fiscal year of the Trust or any series thereof and the method by which its accounts shall be kept; and

    (i) adopt a seal for the Trust, provided, that the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.


                                   ARTICLE IV
        INVESTMENT ADVISER, DISTRIBUTOR, CUSTODIAN AND TRANSFER AGENT


    Section 4.1. Investment Adviser. Subject to applicable requirements of the 1940 Act, the Trustees may in their discretion from time to time enter into one or more investment advisory or management contracts whereby the other party to each such contract shall undertake to furnish the Trust such management, investment advisory, statistical and research facilities and services, promotional activities, and such other facilities and services, if any, with respect to one or more series of Shares, as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provision of the Declaration, the Trustees may delegate to the Investment Adviser authority (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of assets of the Trust or any series thereof on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of the Investment Adviser (and all without further action by the Trustees). Any of such purchases, sales, loans or exchanges shall be deemed to have been authorized by all the Trustees. Such services may be provided by one or more Persons.

    Section 4.2. Distributor. Subject to applicable requirements of the 1940 Act, the Trustees may in their discretion from time to time enter into one or more exclusive or non-exclusive distribution contracts providing for the sale of Shares of one or more series or classes whereby the Trust may either agree to sell the Shares to the other party to any such contract or appoint any such other party its sales agent for such Shares. In either case, any such contract shall be on such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of the Declaration or the By-Laws; and such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust and may provide that such other party may enter into selected dealer agreements or agency agreements with securities dealers or other Persons to further the purpose of the distribution or repurchase of the Shares. Such services may be provided by one or more Persons.

    Section 4.3. Custodian. The Trustees may in their discretion from time to time enter into one or more contracts whereby the other party to each such contract shall undertake to furnish such custody services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of the 1940 Act, the Declaration or the By-Laws. The Trustees may authorize any custodian to employ one or more sub-custodians from time to time to perform such of the services of the custodian as the Trustees shall from time to time consider desirable. Services described in this Section may be provided by one or more Persons.

    Section 4.4. Transfer Agent. The Trustees may in their discretion from time to time enter into one or more transfer agency or sub-transfer agency and shareholder servicing contracts whereby the other party to each such contract shall undertake to furnish such transfer agency and/or shareholder services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of the Declaration or the By-Laws. Such services may be provided by one or more Persons.

    Section 4.5. Parties to Contract. Any contract of the character described in any Section of this Article IV may be entered into with any Person, although one or more of the Trustees or officers of the Trust may be an officer, partner, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship; nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of any such contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article IV or the By-Laws. The same Person may be the other party to contracts entered into pursuant to Sections 4.1, 4.2, 4.3 and 4.4 above, and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Section 4.5.

                                   ARTICLE V
        LIMITATIONS OF LIABILITY OF SHAREHOLDERS, TRUSTEES AND OTHERS

    Section 5.1. No Personal Liability of Shareholders. No Shareholder or former Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust solely by reason of being or having been a Shareholder. The Trust shall indemnify and hold each Shareholder and former Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject solely by reason of his or her being or having been a Shareholder (other than taxes payable by virtue of owning Shares), and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The rights accruing to a Shareholder or former Shareholder under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder or former Shareholder in any appropriate situation even though not specifically provided herein. The Trust shall, upon request by a Shareholder or former Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets of the Trust. Notwithstanding any other provision of the Declaration to the contrary, no Trust Property shall be used to indemnify or reimburse any Shareholder or former Shareholder of any Shares of any series other than Trust Property allocated or belonging to such series.

    Section 5.2. Limitation of Liability of Trustees and Others. (a) No Trustee, Trustee Emeritus, officer, employee or agent of the Trust shall be subject to any liability whatsoever to any Person in connection with Trust Property or the affairs of the Trust, and no Trustee or Trustee Emeritus shall be responsible or liable in any event for any neglect or wrongdoing of any officer, employee or agent of the Trust or for the act of omission of any other Trustee or Trustee Emeritus. Notwithstanding anything to the contrary in this Section 5.2(a) or otherwise, nothing in the Declaration shall protect any Trustee, Trustee Emeritus, officer, employee or agent of the Trust against any liability to the Trust or its Shareholders to which he, she or it would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his, her or its office or position with or on behalf of the Trust.

    (b) All persons extending credit to, contracting with or having claim against the Trust or any series or class shall look solely to the assets of the Trust or to the assets of that series or class for payment under such credit, contract or claim; and neither any Trustee or Trustee Emeritus, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor.

    Section 5.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

        (i) every person who is or has been a Trustee, Trustee Emeritus or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which that individual becomes involved as a party or otherwise by virtue of being or having been a Trustee, Trustee Emeritus or officer and against amounts paid or incurred by that individual in the settlement thereof;

        (ii) the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement or compromise, fines, penalties and other liabilities.

    (b) No indemnification shall be provided hereunder to a Covered Person:

        (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office;

        (ii) with respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that that individual's action was in the best interest of the Trust; or

        (iii) in the event of a settlement involving a payment by a Trustee, Trustee Emeritus or officer or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) above resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that that individual did not engage in such conduct:


        (A) by vote of a majority of the Disinterested Trustees (as defined below) acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or


        (B) by written opinion of (i) the then-current legal counsel to the Trustees who are not Interested Persons of the Trust or (ii) other legal counsel chosen by a majority of the Disinterested Trustees (or if there are no Disinterested Trustees with respect to the matter in question, by a majority of the Trustees who are not Interested Persons of the Trust) and determined by them in their reasonable judgment to be independent.

    (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such person. Nothing contained herein shall limit the Trust from entering into other insurance arrangements or affect any rights to indemnification to which Trust personnel, including Covered Persons, may be entitled by contract or otherwise under law.

    (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this
Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person to repay such amount if it is ultimately determined that the Covered Person is not entitled to indemnification under this Section 5.3, provided that either:

        (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

        (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or legal counsel meeting the requirement in Section 5.3(b)
    (iii)(B) above in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.


    As used in this Section 5.3 a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.


    (e) With respect to any such determination or opinion referred to in clause
(b)(iii) above or clause (d)(ii) above, a rebuttable presumption shall be afforded that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office in accordance with pronouncements of the Commission.

    Section 5.4. No Bond Required. No Trustee, Trustee Emeritus or officer shall be obligated to give any bond or other security for the performance of any of his or her duties hereunder.

    Section 5.5. No Duty of Investigation; Notice in Trust Instruments. No purchaser, lender, shareholder servicing agent, Transfer Agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under the Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees or officers shall recite that the same is executed or made by them not individually, but as or on behalf of Trustees under the Declaration, and that the obligations of any such instrument are not binding upon any of the Trustees, officers or Shareholders individually, but bind only the Trust estate, and may contain any further recital deemed appropriate, but the omission of such recital shall not operate to bind any of the Trustees, officers or Shareholders individually. The Trustees may maintain insurance for the protection of the Trust Property, Shareholders, Trustees, Trustees Emeritus, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

    Section 5.6. Good Faith Action; Reliance on Experts. The exercise by the Trustees or the officers of the Trust of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing shall be binding upon everyone interested. The Trustees or the officers of the Trust shall not be liable for errors of judgment or mistakes of fact or law. Each Trustee and officer or employee of the Trust shall, in the performance of his or her duties, be under no liability and fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon advice of counsel, or upon reports made to the Trust by any of its officers or employees or by the Investment Adviser, the Distributor, Transfer Agent, custodian, any shareholder servicing agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

    Section 5.7. Derivative Actions. No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust or any series or class thereof without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be excused only when the plaintiff makes a specific showing that irreparable injury to the Trust or any series or class thereof would otherwise result, or if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a material personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment adviser or underwriter, or the amount of such remuneration.

    Such demand shall be mailed to the Secretary or Clerk of the Trust at the Trust's principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. The Trustees shall consider such demand within 45 days of its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or any series or class thereof, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be made by the Trustees in their business judgment and shall be binding upon the Shareholders. Any decision by the Trustees to bring or maintain a court action, proceeding or suit on behalf of the Trust or any series or class thereof shall be subject to the right of the Shareholders under Section 6.8 of the Declaration to vote on whether or not such court action, proceeding or suit should or should not be brought or maintained.

                                   ARTICLE VI
                         SHARES OF BENEFICIAL INTEREST

    Section 6.1. Beneficial Interest. The interest of the beneficiaries hereunder may be divided into transferable Shares of Beneficial Interest (without par value), which may be divided into one or more series and classes as provided in Sections 6.9 and 6.10 hereof. The number of Shares authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

    Section 6.2. Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in the Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any series or class of Shares. By becoming a Shareholder each Shareholder shall be held expressly to have assented to and agreed to be bound by the provisions of the Declaration.

    Section 6.3. Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in the Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

    Section 6.4. Issuance of Shares. The Trustees, in their discretion may, from time to time without vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times, and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with, the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees may from time to time divide or combine the Shares of any series or class into a greater or lesser number without thereby changing their proportionate beneficial interests in Trust Property allocated or belonging to such series or class. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000ths of a Share or integral multiples thereof.

    Section 6.5. Register of Shares. A register or registers shall be kept at the principal office of the Trust or at an office of the Transfer Agent which shall contain the names and addresses (which may be addresses for electronic delivery) of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to that Shareholder as provided herein or in the By-Laws, until the Shareholder has given his or her address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of Share certificates and promulgate appropriate rules and regulations as to their use.

    Section 6.6. Transfer of Shares. Shares shall be transferable on the records of the Trust only by the record holder thereof or by the record holder's agent thereunto authorized in writing, upon delivery to the Trustees or, if there is a Transfer Agent with respect to such Shares, the Transfer Agent of a duly executed instrument of transfer together with any certificate or certificates (if issued) for such Shares and such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

    Any Person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or the Transfer Agent; but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

    Section 6.7. Notices. Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given (i) if mailed, postage prepaid, addressed to any Shareholder of record at the Shareholder's last known address as recorded on the register of the Trust, (ii) if sent by electronic transmission to the Shareholder of record at the Shareholder's last known address for electronic delivery as recorded on the register of the Trust, (iii) if mailed or sent by electronic delivery to one or more members of the Shareholder's household in accordance with applicable law or regulation, or (iv) if otherwise sent in accordance with applicable law or regulation.

    Section 6.8. Voting Powers. The Shareholders shall have power to vote only
(i) for the election of Trustees when that issue is submitted to Shareholders, and for the removal of Trustees as provided in Section 2.2 hereof, (ii) with respect to any investment advisory or management contract on which a shareholder vote is required by the 1940 Act, (iii) with respect to termination of the Trust or any series or class to the extent and as provided in Section 9.2 hereof, (iv) with respect to any amendment of the Declaration to the extent and as provided in Section 9.3 hereof, (v) with respect to any merger, consolidation or sale of assets to the extent and as provided in Section 9.4 hereof, (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (vii) with respect to such additional matters relating to the Trust as may be required by the Declaration, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any other regulator having jurisdiction over the Trust, or as the Trustees may consider necessary or desirable.

    A Shareholder of each series or class shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per Share) of such series or class, on each matter on which such Shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote, except that the Trustees may, in conjunction with the establishment of any series or class of Shares (but subject to applicable law), establish conditions under which the several series or classes shall have separate or no voting rights. Shares held in the treasury of the Trust shall not be voted.

    Except when a larger vote is required by applicable law or by any provision of the Declaration or the By-Laws, if any, Shares representing a majority of the voting power of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of the Declaration requires that the holders of any series or class shall vote as a series or class, then Shares representing a majority of the voting power of the Shares of that series or class voted on the matter shall decide that matter insofar as that series or class is concerned, and provided further that abstentions and broker non-votes shall not be counted as votes cast but shall be counted as being present for purposes of determining the existence of a quorum.

    Shares of all series shall be voted in the aggregate on any matter submitted to a vote of the Shareholders of the Trust except as provided in Section 6.9(g) hereof. There shall be no cumulative voting in the election of Trustees. Until Shares are issued and during any period when no Shares are outstanding, the Trustees may exercise all rights of Shareholders and may take any action required by law, the Declaration or the By-Laws to be taken by Shareholders. The By-Laws may include further provisions for Shareholder votes and meetings and related matters.

    Section 6.9. Series of Shares. Shares of the Trust may be divided into series, the number and relative rights, privileges and preferences of which shall be established and designated by the Trustees, in their discretion, in accordance with the terms of this Section 6.9. The Trustees may from time to time exercise their power to authorize the division of Shares into one or more series by establishing and designating one or more series of Shares upon and subject to the following provisions:


    (a) All Shares shall be identical (subject to such variations between classes of Shares as may be permitted in accordance with the terms of Section
6.10 hereof) except that there may be such variations between different series as are approved by the Trustees and as are consistent with applicable law.


    (b) The number of authorized Shares and the number of Shares of each series that may be issued shall be unlimited. The Trustees may classify or reclassify any Shares of any series, including outstanding Shares, unissued Shares and Shares previously issued and reacquired, into one or more series that may be established and designated from time to time. The Trustees may hold as treasury shares (of the same or some other series), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any series reacquired by the Trust at their discretion from time to time.

    (c) All consideration received by the Trust for the issue or sale of Shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors of such series, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all series for all purposes. No holder of Shares of any particular series shall have any claim on or right to any assets allocated or belonging to any other series of Shares. No holder of Shares of any particular series shall be entitled to participate in a derivative or class action on behalf of any other series or the Shareholders of any other series.

    (d) The assets belonging to each particular series shall be charged with the liabilities of the Trust in respect of that series and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series shall be allocated and charged by the Trustees to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all series for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders. Under no circumstances shall the assets allocated or belonging to any particular series be charged with liabilities attributable to any other series. All Persons who have extended credit which has been allocated to a particular series, or who have a claim or contract which has been allocated to any particular series, shall look only to the assets of that particular series for payment of such credit, claim or contract.

    (e) The power of the Trustees to invest and reinvest the Trust Property allocated or belonging to any particular series shall be governed by Section 3.2 hereof unless otherwise provided in the instrument of the Trustees establishing such series.

    (f) Each Share of a series shall represent a beneficial interest in the net assets allocated or belonging to such series only, and such interest shall not extend to the assets of the Trust generally. Dividends and distributions on Shares of a particular series may be paid with such frequency as the Trustees may determine, which may be monthly or otherwise, pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of Shares of that series only, from such of the income and capital gains, accrued or realized, from the assets belonging to that series, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that series. Subject to differences among classes, all dividends and distributions on Shares of a particular series shall be distributed pro rata to the holders of that series in proportion to the number and value of Shares of that series held by such holders at the date and time of record established for the payment of such dividends or distributions. Shares of any particular series of the Trust may be redeemed solely out of Trust Property allocated or belonging to that series. Upon liquidation or termination of a series of the Trust, Shareholders of such series shall be entitled to receive a pro rata share of the net assets of such series only.

    (g) Notwithstanding any provision hereof to the contrary, on any matter submitted to a vote of the Shareholders of the Trust, all Shares of all series then entitled to vote shall be voted in the aggregate, except that (i) when required by the 1940 Act to be voted by individual series or class, Shares shall not be voted in the aggregate, and (ii) when the Trustees have determined that a matter affects only the interests of Shareholders of particular series or classes of Shares, only Shareholders of such series or classes of Shares, as applicable, shall be entitled to vote thereon.


    Section 6.10. Classes of Shares. The Trustees may, in their discretion, authorize the division of Shares of the Trust (or any series of the Trust) into one or more classes, the number and relative rights, privileges and preferences of which shall be established and designated by the Trustees, in their discretion, in accordance with the terms of the 1940 Act. The number of Shares of each class that may be issued is unlimited, and the Trustees may classify or reclassify any shares of any class, including outstanding Shares, into one or more classes that may be established and designated from time to time. All Shares of a class shall be identical with each other and with the Shares of each other class of the Trust or the same series of the Trust (as applicable), except for such variations between classes as may be approved by the Board of Trustees and not prohibited by the 1940 Act.


    Section 6.11. Series and Class Designations. The establishment and designation of any series or class of Shares shall be effective (a) upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such series or class, (b) upon the vote of a majority of the Trustees as set forth in an instrument executed by an officer of the Trust, or (c) at such other time as the instrument referred to in the foregoing clause (a) or the vote referred to in the foregoing clause (b) may provide. Subject to Section 9.2 hereof, the Trustees may at any time by an instrument executed by a majority of their number abolish any series or class and the establishment and designation thereof. Each instrument referred to in this paragraph shall be an amendment to the Declaration.

    The series of Shares existing as of the date hereof are set forth in Appendix A hereto.

    The classes of Shares of each series existing as of the date hereof are set forth in Appendix B hereto.

                                  ARTICLE VII
                                  REDEMPTIONS

    Section 7.1. Redemptions. All Shares shall be redeemable based on a redemption price determined in accordance with this Section 7.1 and Article VIII of the Declaration. Redeemed Shares may be resold by the Trust. The Trust shall redeem the Shares at the price determined as hereinafter set forth, upon acceptance of the appropriately verified application of the record holder thereof (or upon such other form of request as the Trustees may determine) at such office or agency as may be designated from time to time for that purpose in the Trust's then effective registration statement under the Securities Act of 1933 and the 1940 Act. The Trustees may from time to time specify additional conditions, not inconsistent with the 1940 Act, in the Trust's registration statement regarding the redemption of Shares. Shares shall be redeemed at the net asset value thereof next determined after acceptance of such request, less any applicable redemption fee or sales charge as permitted under applicable law.

    Subject to Section 7.2 hereof, payment for said Shares shall be made to the Shareholder in cash or in property at such time and in such manner not inconsistent with the 1940 Act or other applicable law. Except as expressly determined by the Trustees, Shareholders shall not have the right to have Shares redeemed in-kind.

    Section 7.2. Suspension of Right of Redemption. The Trust may declare a suspension of the right of redemption or postpone the date of payment of the redemption proceeds of any series or class as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trust shall specify, and thereafter there shall be no right of redemption or payment of the redemption proceeds until the Trust shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw the Shareholder's request for redemption or receive payment based on the net asset value existing after the termination of the suspension.

    Section 7.3. Redemption of Shares; Disclosure of Holding. The Trustees may, in their discretion, require the Trust to redeem Shares held by any Shareholder for any reason under terms set by the Trustees, including, but not limited to,
(i) the determination of the Trustees that direct or indirect ownership of Shares of any series has or may become concentrated in such Shareholder to an extent that would disqualify that series as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto), (ii) the failure of a Shareholder to supply a tax identification number if required to do so, (iii) the failure of a Shareholder to pay when due for the purchase of Shares issued to that Shareholder, (iv) the value of a Shareholder's Shares being less than a minimum amount established from time to time by the Trustees, (v) failure of a Shareholder to meet or maintain the qualifications for ownership of a particular class of Shares, or (vi) the determination by the Trustees or pursuant to policies adopted by the Trustees that ownership of Shares by a particular Shareholder is not in the best interests of the remaining Shareholders of the Trust or applicable series or class. The redemption shall be effected at the redemption price and in the manner provided in Section 7.1 hereof.

    The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended (or any successor statute), or to comply with the requirements of any other law or regulation, and such ownership of Shares may be disclosed by the Trustees if so requested by such law or regulation.

                                  ARTICLE VIII
                      DETERMINATION OF NET ASSET VALUE,
              NET INCOME AND DISTRIBUTIONS; REDUCTION IN SHARES

    The Trustees, in their absolute discretion, may prescribe and shall set forth in the By-laws or in a duly adopted vote of the Trustees such bases and times for determining the per Share net asset value of the Shares or net income, or the declaration and payment of dividends and distributions, as they may deem necessary or desirable. With respect to any series that holds itself out as a money market or stable value fund, the Trustees shall have the power to reduce the number of outstanding Shares of the series by reducing the number of Shares in the account of each Shareholder on a pro rata basis, so as to maintain the net asset value per Share of such series at a constant dollar amount.

                                   ARTICLE IX
                       DURATION; TERMINATION OF TRUST;
                           AMENDMENT; MERGERS, ETC.

    Section 9.1. Duration. The Trust shall continue without limitation of time but subject to the provisions of this Article IX.

    Section 9.2. Termination of Trust. (a) The Trust may be terminated at any time (i) by a Majority Shareholder Vote of the holders of its Shares, or (ii) by the Trustees by written notice to the Shareholders. Any series of the Trust, or any class of any series, may be terminated at any time (i) by a Majority Shareholder Vote of the holders of Shares of that series or class, or (ii) by the Trustees by written notice to the Shareholders of that series or class. Upon the termination of the Trust or any series of the Trust:

        (i) The Trust or series of the Trust shall carry on no business except for the purpose of winding up its affairs;

        (ii) The Trustees shall proceed to wind up the affairs of the Trust or series of the Trust and all the powers of the Trustees under the Declaration shall continue until the affairs of the Trust or series of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or series of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or Trust Property of the series to one or more Persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and to do all other acts appropriate to liquidate its business; and

        (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or Trust Property of the series, in cash or in kind or partly in cash and partly in kind, among the Shareholders of the Trust or the series according to their respective rights.

    The foregoing provisions shall also apply, with appropriate modifications as determined by the Trustees, to the termination of any class.

    (b) After termination of the Trust or series or class and distribution to the Shareholders of the Trust or series or class as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder with respect to the Trust or series or class, and the rights and interests of all Shareholders of the Trust or series or class shall thereupon cease.


    Section 9.3. Amendment Procedure. (a) Except as specifically provided herein, the Trustees may, without any Shareholder vote, amend or otherwise supplement the Declaration by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration. Without limiting the foregoing power reserved to the Trustees, the Trustees may, without any Shareholder vote, amend the Declaration to designate or redesignate series or classes, to change the name or principal office of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary or advisable, to conform the Declaration to the requirements of applicable law, including the 1940 Act and the Internal Revenue Code of 1986, as amended, but the Trustees shall not be liable for failing to do so. Shareholders shall have the right to vote on (i) any amendment that would affect their right to vote granted in
Section 6.8; (ii) any amendment to this Section 9.3(a) or (b); (iii) any amendment as may be required by law, or by the Trust's registration statement, to be approved by Shareholders; and (iv) any amendment submitted to them by the Trustees. Any amendment on which Shareholders have the right to vote shall require a Majority Shareholder Vote of the Shareholders of the Trust, or the written consent, without a meeting, of the holders of Shares representing not less than a majority of the voting power of the Shares of the Trust. Notwithstanding the foregoing, if the Trustees shall determine that any amendment required or permitted to be submitted to Shareholders would affect only the interest of Shareholders of particular series or classes of Shares, then only Shareholders of such series or classes, as applicable, shall be entitled to vote thereon, and no vote of Shareholders of any other series or classes shall be required.


    (b) Nothing contained in the Declaration shall permit the amendment of the Declaration to impair the exemption from personal liability of the Shareholders, former Shareholders, Trustees, Trustees Emeritus, officers, employees and agents of the Trust or to permit assessments upon Shareholders or former Shareholders. Notwithstanding anything else herein, any amendment to Section 5.3 shall not limit the rights to indemnification or insurance provided therein with respect to actions or omissions of persons entitled to indemnification under such Section prior to such amendment.

    (c) A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders (if applicable) or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

    (d) Notwithstanding any other provision hereof, until such time as Shares of a particular series or class are first issued the Declaration may be terminated or amended in any respect as to that series or class, and as to any series or class in which Shares are not outstanding, by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

    Section 9.4. Merger, Consolidation and Sale of Assets. Subject to applicable law and except as otherwise provided in Section 9.5 hereof, the Trust or any series or class thereof may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property (or all or substantially all of the Trust Property allocated or belonging to a particular series or class of the Trust) including its good will, upon such terms and conditions and for such consideration when and as authorized (a) at any meeting of Shareholders called for such purpose by a Majority Shareholder Vote of all series of the Trust voting as a single class if the entire Trust is merging, consolidating or disposing of assets, by a Majority Shareholder Vote of the particular series if the entire series is merging, consolidating or disposing of assets, or by a Majority Shareholder Vote of a class if only that class is merging, consolidating or disposing of assets, or (b) by the written consent, without a meeting, of the holders of Shares representing a majority of the voting power of the outstanding Shares of all series of the Trust voting as a single class, or of the particular series or class as described above. Any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of The Commonwealth of Massachusetts. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees. Nothing contained herein shall be construed as requiring approval of Shareholders for any recapitalization or reclassification of any series or class, for any sale of assets in the ordinary course of the business of the Trust, or for any transaction, whether deemed a merger, consolidation, reorganization or exchange of shares or otherwise, whereby the Trust issues shares of one or more series or classes in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity.

    Section 9.5. Incorporation, Reorganization. The Trustees may, without the vote or consent of Shareholders, cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction, or any other trust (or series or class of a trust), unit investment trust, partnership, limited liability company, association or other organization to acquire all or a portion of the Trust Property (or all or a portion of the Trust Property allocated or belonging to a particular series or class) or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer such Trust Property to any such corporation, trust (or series or class of a trust), partnership, limited liability company, association or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization in which the Trust holds or is about to acquire shares or any other interest. The Trustees may also, without the vote or consent of Shareholders, cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust (or series or class of a trust), partnership, association or other organization if and to the extent permitted by law. The Trustees shall provide written notice to affected Shareholders of each transaction pursuant to this Section 9.5. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

                                   ARTICLE X
                                 MISCELLANEOUS

    Section 10.1. Filing. The Declaration and any subsequent amendment hereto shall be filed in the office of the Secretary of The Commonwealth of Massachusetts and in such other place or places as may be required under the laws of The Commonwealth of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate, provided that the failure to so file shall not invalidate this instrument or any properly authorized amendment hereto. Each amendment so filed shall be accompanied by a certificate signed and acknowledged by an officer or Trustee stating that such action was duly taken in a manner provided herein, and unless such amendment or such certificate sets forth some other time for the effectiveness of such amendment, such amendment shall be effective upon its filing. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of The Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments thereto.

    Section 10.2. Governing Law. The Declaration is executed by the Trustees and delivered in The Commonwealth of Massachusetts and with reference to the laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the laws of said Commonwealth.

    Section 10.3. Principal Office. The principal office of the Trust is 500 Boylston Street, Boston, Massachusetts. The Trustees, without a vote of Shareholders, may change the principal office of the Trust.

    Section 10.4. Counterparts. The Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

    Section 10.5. Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust, appears to be an officer or Trustee hereunder, certifying to: (i) the number or identity of Trustees or Shareholders, (ii) the due authorization of the execution of any instrument or writing, (iii) the form of any vote passed at a meeting of Trustees or Shareholders, (iv) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of the Declaration, (v) the form of any By-Laws adopted by or the identity of any officers elected by the Trustees, or (vi) the existence of any fact or facts which in any manner relates to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

    Section 10.6. Provisions in Conflict with Law or Regulations.

    (a) The provisions of the Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company or other provisions of the Internal Revenue Code of 1986, as amended, or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration; provided however, that such determination shall not affect any of the remaining provisions of the Declaration or render invalid or improper any action taken or omitted prior to such determination.

    (b) If any provision of the Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration in any jurisdiction.


    IN WITNESS WHEREOF, the undersigned have executed this instrument as of the ________day of ____________________, __________.


                                                     [Trustee Signature Lines]

                                                                    APPENDIX A


                               ESTABLISHMENT AND
                      DESIGNATION OF SERIES OF SHARES OF
                   BENEFICIAL INTEREST (WITHOUT PAR VALUE)

    The Trustees of the Trust, acting pursuant to the Trust's Declaration, have previously established and designated the series (each, a "Fund") of Shares of Beneficial Interest listed below.

    1. The Fund is Massachusetts Investors Trust.


    2. Each Fund shall be authorized to hold cash, invest in securities, instruments and other property and use investment techniques as from time to time described in the Trust's then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of the Fund. Each Share of each Fund shall be redeemable as provided in the Declaration. Subject to differences among classes, each Share of each Fund shall be entitled to vote on matters on which Shares of the Fund shall be entitled to vote as provided in Section 6.8 of the Trust's Declaration of Trust, shall represent a pro rata beneficial interest in the assets allocated or belonging to the Fund, and shall be entitled to receive its pro rata share of the net assets of the Fund upon liquidation of the Fund, all as provided in
Section 6.9 of the Declaration of Trust. The proceeds of sales of Shares of each Fund, together with any income and gain thereon, less any diminution or expenses thereof, shall irrevocably belong to the Fund, unless otherwise required by law.


    3. Shareholders of each Fund shall vote separately as a class on any matter to the extent required by, and any matter shall have been deemed effectively acted upon with respect to the Fund as provided in, Rule 18f-2, as from time to time in effect, under the 1940 Act or any successor rule, and the Declaration.

    4. The assets and liabilities of the Trust shall be allocated among each Fund and any series of the Trust designated in the future as set forth in
Section 6.9 of the Declaration.

    5. Subject to the provisions of Section 6.9 and Article IX of the Declaration, the Trustees (including any successor Trustees) shall have the right at any time and from time to time to reallocate assets and expenses or to change the designation of each Fund, or to otherwise change the special and relative rights of each Fund.

    6. Any Fund may be terminated by the Trustees at any time by written notice to the Shareholders of the Fund in accordance with Article IX of the Declaration.


    IN WITNESS WHEREOF, the undersigned have executed this instrument as of the ________day of ____________________, __________.


[Trustee signature lines]

                                                                    APPENDIX B


                   ESTABLISHMENT AND DESIGNATION OF CLASSES

    Pursuant to Section 6.10 of the Declaration, the Trustees have divided the Shares of each series of the Trust to create the classes of Shares, within the meaning of Section 6.10, listed below.

    1. The classes of Shares are designated "Class A Shares," "Class B Shares," "Class C Shares," "Class I Shares" and "Class J Shares."

    2. Shares of each class are entitled to all the rights and preferences accorded to Shares under the Declaration. The designation of classes hereby shall not impair the power of the Trustees from time to time to designate additional classes of shares.

    3. For Shares of each class, the purchase price, the method of determination of the net asset value, the price, the terms and manner of redemption, any conversion feature, the relative dividend rights of holders thereof, and any other rights, privileges, features or qualifications, shall be established by the Trustees of the Trust in accordance with the Declaration and shall be set forth in the current prospectus and statement of additional information of the Trust or any series thereof relating to the applicable series, as amended from time to time, contained in the Trust's registration statement under the Securities Act of 1933, as amended.

    4. Subject to the applicable provisions of the 1940 Act and the Declaration, the Trustees may from time to time modify the preferences, voting powers, rights and privileges of any of the classes designated hereby without any action or consent of Shareholders.

    5. A class of Shares of any series of the Trust may be terminated by the Trustees at any time by written notice to the Shareholders of the class in accordance with Article IX of the Declaration.


    IN WITNESS WHEREOF, the undersigned have executed this instrument as of the ________day of ____________________, __________.


[Trustee signature lines]

                                                                     APPENDIX B

                      FUNDAMENTAL POLICIES TO APPLY TO THE
                         FUND UPON SHAREHOLDER APPROVAL


    The Fund may not:


        (1) Borrow Money: borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.

        (2) Underwrite Securities: underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

        (3) Senior Securities: issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

        (4) Make Loans: make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

        (5) Real Estate, Oil and Gas, Mineral Interests, Commodities: purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

        (6) Industry Concentration: purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.


                                                                                                                         APPENDIX C


                                            CURRENT FUNDAMENTAL INVESTMENT POLICIES AND
                                                    PROPOSED ACTION TO BE TAKEN


CURRENT FUNDAMENTAL POLICY OR CURRENT RESTRICTION IN EXISTING DECLARATION          PROPOSED NEW POLICY OR PROPOSED REMOVAL OF POLICY
-------------------------------------------------------------------------          -------------------------------------------------
The Fund may not:                                                                  The Fund may not:
------------------------------------------------------------------------------------------------------------------------------------

Policy: borrow money in an amount in excess of 10% of its gross assets             Borrow Money: borrow money except to the extent
(taken at cost) or its net assets (taken at market value), whichever is            such borrowing is not prohibited by the 1940 Act
less, but temporarily for extraordinary or emergency purposes and subject          and exemptive orders granted under such Act.
to a 300% asset coverage requirement or pledge more than 15% of its gross assets (taken at cost) (for the purpose of this restriction, collateral arrangements with respect to Options on Securities, Stock Indexes and
Foreign Currencies, Futures Contracts, Options on Futures Contracts and
Forward Contracts, and payments of initial and variation margin in connection therewith are not considered a pledge of assets).

Existing Declaration: contract for a loan by which the aggregate amount of loans outstanding, including such loan, shall exceed 10% of the then net liquidating value of the Fund.

------------------------------------------------------------------------------------------------------------------------------------

Policy: underwrite securities if the amount of any one underwriting                Underwrite Securities: underwrite securities
commitment exceeds 5% of its net assets.                                           issued by other persons, except that all or any
                                                                                   portion of the assets of the Fund may be
                                                                                   invested in one or more investment companies, to
                                                                                   the extent not prohibited by the 1940 Act and
                                                                                   exemptive orders granted under such Act, and
                                                                                   except insofar as the Fund may technically be
                                                                                   deemed an underwriter under the Securities Act
                                                                                   of 1933, as amended, in selling a portfolio
                                                                                   security.

------------------------------------------------------------------------------------------------------------------------------------

Policy: concentrate more than 25% of its assets in any one industry.               Industry Concentration: purchase any securities
                                                                                   of an issuer in a particular industry if as a
                                                                                   result 25% or more of its total assets (taken at
                                                                                   market value at the time of purchase) would be
                                                                                   invested in securities of issuers whose
                                                                                   principal business activities are in the same
                                                                                   industry.

------------------------------------------------------------------------------------------------------------------------------------

Policy: purchase or sell real estate, commodities or commodity contracts           Real Estate, Oil and Gas, Mineral Interests,
except for Options on Securities, Stock Indexes and Foreign Currencies,            Commodities: purchase or sell real estate
Futures Contracts, Options on Futures Contracts and Forward Contracts. The         (excluding securities secured by real estate or
Fund may not purchase or sell interests in oil, gas or mineral leases in           interests therein and securities of companies,
the ordinary course of the business of the Fund (the Fund reserves the             such as real estate investment trusts, which
freedom of action to hold and sell real estate acquired as a result of the         deal in real estate or interests therein),
ownership of securities).                                                          interests in oil, gas or mineral leases,
                                                                                   commodities or commodity contracts (excluding
                                                                                   currencies and any type of option, Futures
                                                                                   Contracts and Forward Contracts) in the ordinary
                                                                                   course of its business. The Fund reserves the
                                                                                   freedom of action to hold and to sell real
                                                                                   estate, mineral leases, commodities or commodity
                                                                                   contracts (including currencies and any type of
                                                                                   option, Futures Contracts and Forward Contracts)
                                                                                   acquired as a result of the ownership of
                                                                                   securities.

------------------------------------------------------------------------------------------------------------------------------------

Policy: make loans to other persons. For these purposes, the purchase of           Make Loans: make loans except to the extent not
short-term commercial paper, the purchase of a portion or all of an issue          prohibited by the 1940 Act and exemptive orders
of debt securities in accordance with the Fund's investment objectives and         granted under such Act.
policies, the lending of portfolio securities, or the investment of the
Fund's assets in repurchase agreements, shall not be considered the making of a loan.

------------------------------------------------------------------------------------------------------------------------------------

Policy: except temporarily in the case of merger, purchase securities of           It is proposed that this fundamental policy be
any issuer if such purchase would cause more than 5% of its total assets           removed.
(taken at market value) to be invested in the securities of such issuer
(exclusive of US or Canadian Government obligations).

Existing Declaration: purchase the securities of any issuer if such purchase at the time thereof would cause more than 5% of the total assets of the Fund (taken at market value) to be invested in the securities of such issuer. The foregoing limitation shall not apply to US or Canadian government obligations or obligations of any corporation which is an instrumentality of the US.

------------------------------------------------------------------------------------------------------------------------------------

Policy: except temporarily in the case of merger, purchase securities of           It is proposed that this fundamental policy be
any issuer if such purchase would cause more than 10% of any class of              removed.
securities of an issuer to be held by the Fund.

Existing Declaration: purchase securities of any issuer is such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by the Fund. For this purpose all outstanding bonds and other evidences of indebtedness shall be deemed to be a single class of securities of the issuer, and all kinds of stock of an issuer preferred over the common stock as to dividends or in liquidation shall be deemed to constitute a single class regardless of relative priorities, series designations, conversion rights and other differences.

------------------------------------------------------------------------------------------------------------------------------------

Policy: purchase securities issued by investment companies except in the           It is proposed that this fundamental policy be
open market or in connection with a plan of consolidation or merger.               removed.

Existing Declaration: purchase securities issued by any other investment company or investment trust except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission.

------------------------------------------------------------------------------------------------------------------------------------

Policy: invest more than 5% of its assets in the securities of an issuer           It is proposed that this fundamental policy be
which, including predecessors, has not been in continuous operation for at         removed.
least three years.

Existing Declaration: invest more than 5% of its assets (taken at market value) in securities of any issuer which has a record of less than 3 years' continuous operation including, however, in such 3 years the operation of any predecessor company or companies, partnership or individual enterprise if the issuer whose securities are proposed as an investment for the Fund has come into existence as a result of a merger, consolidation, reorganization, or the purchase of substantially all of the assets of such predecessor company, partnership or individual enterprise.

------------------------------------------------------------------------------------------------------------------------------------

Policy: purchase or retain securities of a company if one or more of its           It is proposed that this fundamental policy be
Trustees and officers own 1/2 of 1% each and such persons collectively own         removed.
more than 5% of that company's securities.

Existing Declaration: purchase or retain in the portfolio of the Fund any security issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is a, member, officer or director or trustee of any investment adviser of the Fund, if one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both (all taken at market value), of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both (taken at market value).

------------------------------------------------------------------------------------------------------------------------------------

Policy: sell any security which it does not own unless by virtue of its            It is proposed that this fundamental policy be
ownership of other securities the Fund has at the time of sale a right to          removed.
obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   It is proposed that the following fundamental
                                                                                   policy be added:


                                                                                   Senior Securities: issue any senior securities
                                                                                   except to the extent not prohibited by the 1940
                                                                                   Act and exemptive orders granted under such Act.
                                                                                   For purposes of this restriction, collateral
                                                                                   arrangements with respect to any type of swap,
                                                                                   option, Forward Contracts and Futures Contracts
                                                                                   and collateral arrangements with respect to
                                                                                   initial and variation margin are not deemed to
                                                                                   be the issuance of a senior security.

------------------------------------------------------------------------------------------------------------------------------------

                                                                    APPENDIX D


NOTE: THIS AGREEMENT HAS BEEN MARKED TO SHOW THE CHANGES THAT WILL BE MADE IF THE NEW AGREEMENT PROPOSED IN ITEM 4 IS APPROVED AND ADOPTED. DELETED TEXT IS MARKED THROUGH AND ADDED TEXT APPEARS IN ITALICS. FOR EDGAR DELETED TEXT IS SET IN BRACKETS AND ADDED TEXT IS SET IN DOUBLE BRACKETS.


                        INVESTMENT ADVISORY AGREEMENT


    [THIS] [[INVESTMENT ADVISORY]] AGREEMENT, [made] [[dated]] this [_______][[1st]] day of [December 1998] [[January, 2002,]] by and between MASSACHUSETTS INVESTORS TRUST, a [voluntary association having transferable shares, organized and existing under the laws of the Commonwealth of] Massachusetts [[trust]] (the "Trust"), [and Massachusetts Financial Services Company] [[on behalf of its series of shares (each a "Fund"; until such time that the Trust creates series of shares the Trust will be considered a "Fund" for purposes of this Agreement) listed on Appendix A attached hereto, and MASSACHUSETTS FINANCIAL SERVICES COMPANY]], a Delaware corporation (the "Adviser")[:][[.]]

                                 WITNESSETH:
                                 ----------

    WHEREAS, the Trust is engaged in business as an [open-end] investment company registered under the Investment Company Act of 1940; [[and]]


    WHEREAS, the Adviser is willing to provide [business management] services to [the Trust] [[each Fund]] on the terms and conditions hereinafter set forth;

    NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:


    ARTICLE 1. DUTIES OF THE ADVISER. [[(a)]] The Adviser shall provide [the Trust] [[each Fund]] with such investment advice and supervision as the latter may from time to time consider necessary for the proper [management] [[supervision]] of its [funds] [[assets]]. The Adviser shall act as [Adviser to the Trust] [[investment adviser to each Fund]] and as such shall furnish continuously an investment program and shall determine from time to time what securities [[or other instruments]] shall be purchased, sold or exchanged and what portion of the assets of [the Trust] [[each Fund]] shall be held uninvested, subject always to the restrictions of [its Indenture] [[the Trust's Amended and Restated Declaration]] of Trust, dated [March 21, 1924,] [[January 1, 2002, and By-Laws, each]] as amended from time to time[, and ][[(respectively, the "Declaration" and the "By-Laws"),]] to the provisions of the Investment Company Act of 1940[. The Adviser shall also make recommendations as to the manner in which] [[and the Rules, Regulations and orders thereunder and to a Fund's then-current Prospectus and Statement of Additional Information. The Adviser also shall exercise]] voting rights, rights to consent to corporate [action] [[actions]] and any other rights pertaining to [the Trust's] [[a Fund's]] portfolio securities [shall be exercised] [[in accordance with the Adviser's policies and procedures as presented to the Trustees of the Trust from time to time]]. Should the Trustees at any time, however, make any definite determination as to the investment policy and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination [has been] [[shall be]] revoked.


    [[(b)]] The Adviser shall take, on behalf of [the Trust] [[each Fund]], all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities [for the Trust's] [[or other instruments for each Fund's]] account with brokers or dealers selected by it, and to that end[[,]] the Adviser is authorized as the agent of [the Trust] [[each Fund]] to give instructions to the Custodian of [the Trust] [[each Fund]] as to [[the]] deliveries of securities [[or other instruments]] and payments of cash for the account of [the Trust] [[each Fund]]. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for [the Trust] [[each Fund the best overall price and]] execution [at the most favorable price by] [[available from]] responsible brokerage firms [at reasonably competitive][[, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the]] commission [rates][[; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions]]. In fulfilling this requirement[[,]] the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused [the Trust] [[a Fund]] to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the [Trust] [[Fund]] and to [the] other clients of the Adviser as to which the Adviser [exercise] [[exercises]] investment discretion. [[Subject to seeking the best price and execution as described above, and in accordance with applicable rules and regulations, the Adviser also is authorized to consider sales of shares of each Fund or of other funds or accounts of the Adviser as a factor in the selection of brokers and dealers.]]

    [[(c) The Adviser may from time to time enter into sub-investment advisory agreements with respect to a Fund with one or more investment advisers with such terms and conditions as the Adviser may determine, provided that such sub-investment advisory agreements have been approved in accordance with applicable provisions of the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder. Subject to the provisions of Article 7, the Adviser shall not be liable for any error of judgment or mistake of law by any sub-adviser or for any loss arising out of any investment made by any sub-adviser or for any act or omission in the execution and management of a Fund by any sub-adviser.]]


    ARTICLE 2. ALLOCATION OF CHARGES AND EXPENSES. [[(a)]] The Adviser shall furnish at its own expense [all necessary] [[investment advisory and]] administrative services, office space, equipment and clerical personnel [[necessary for servicing the investments of each Fund and maintaining its organization]], and investment advisory facilities and executive and supervisory personnel for managing the investments[,] [[and]] effecting the portfolio transactions [and in general administering the affairs of the Trust] [[of each Fund]]. The Adviser shall arrange, if desired by the Trust, for [[directors,]] officers and employees of the Adviser to serve as Trustees, officers or agents of the Trust if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.


    [[(b)]] It is understood that the Trust [[and each Fund]] will pay all of [its] [[their]] own expenses [[incurred in their operations and the offering of a Fund's shares, unless specifically provided otherwise in this Agreement or except to the extent that the Adviser agrees in a written instrument executed by the Adviser (specifically referring to this Article 2(b)) to assume or otherwise pay for specified expenses of the Trust or a Fund,]] including, without limitation[,][[:]] compensation of Trustees [["]]not affiliated[["]] with the Adviser[,][[;]] governmental fees[,][[;]] interest charges[,][[;]] taxes[,][[;]] membership dues in the Investment Company Institute allocable to [the Trust,] [[a Fund]] fees and expenses of independent auditors, of legal counsel[[,]] and of any transfer agent, registrar [and] [[or]] dividend disbursing agent of [the Trust,] [[a Fund[[;]] expenses of repurchasing and redeeming shares[,] [[and servicing shareholder accounts[[;]] expenses of preparing, printing and mailing stock certificates, [prospectuses, shareholders'] [[shareholder]] reports, notices, proxy statements and reports to governmental officers and commissions[,][[;]] brokerage and other expenses connected with the execution[[, recording and settlement]] of portfolio security transactions[,][[;]] insurance premiums[,][[;]] fees and expenses of the custodian for all services to [the Trust] [[a Fund]], including safekeeping of funds and securities[, keeping of] [[and maintaining required]] books and accounts [and calculation of][[; expenses of calculating]] the net asset value of shares of [the Trust,] [[a Fund; organizational and start up costs; such non- recurring or extraordinary]] expenses [of solicitation of shareholders assents,] [[as may arise, including those relating to actions, suits or proceedings to which a Fund is a party or otherwise may have an exposure, and the legal obligation which a Fund may have to indemnify the Trust's Trustees and officers with respect thereto;]] and expenses relating to the issuance, registration and qualification of shares of [the Trust.] [[a Fund and the preparation, printing and mailing of prospectuses for such purposes (except to the extent that any Distribution Agreement to which the Trust is a party provides that another party is to pay some or all of such expenses).]]

    [[(c) The payment or assumption by the Adviser of any expenses of the Trust or a Fund that the Adviser is not obligated by this Agreement or otherwise to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expenses of the Trust or a Fund on any subsequent occasion.]]


    ARTICLE 3. COMPENSATION OF THE ADVISER.


    [[(a)]] For the services to be rendered and the facilities [to be furnished as provided in Articles 1 and 2 above, the Trust] [[provided, each Fund]] shall pay to the Adviser an investment advisory fee computed and paid monthly [at a rate equal to 0.33% of the Trust's average daily net assets on an annualized basis.] [[as set forth in Appendix B attached hereto. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation paid to the Adviser will be prorated.]]

    [[(b)]] The annual fee shall [further] be reduced by 76%[*] of the fair value of the use for one year of the office furniture, furnishings and equipment beneficially owned by the Trust and Massachusetts Investors Growth Stock Fund, Inc. [(the "][[("Growth Stock]] Fund") and used by the Adviser in the conduct of its affairs. Such reduction shall be computed monthly on the basis of 1/12 of 76% of such fair value and be deducted from the monthly payments of the fee provided for in the preceding [paragraphs] [[paragraph (a)]].

--------------
    [*This percentage represents the average of the annual percentages of office expenses shared with Massachusetts Investors Growth Stock Fund, Inc. over the ten years ended December 31, 1968 and borne by the Trust.]

    The fair value of one year's use of said office furniture, furnishings and equipment has been appraised as of May 9, 1969 at $39,208 by Dunton Corp., an independent supplier of office equipment on the basis of independent appraisals by others of its fair market value, depreciated, in the case of depreciating property according to Internal Revenue Service guidelines and including a factor for current return on invested capital. The Adviser shall purchase any new equipment needed, and the Trust shall receive 76% of the proceeds of any turn-in or salvage value of the obsolete or unneeded furniture or equipment. The use values so determined shall be adjusted annually and reviewed and approved by a majority of the Trustees of the Trust not affiliated with the Adviser. The Adviser shall maintain and insure the property.

    [If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation to the Adviser shall be prorated.]

    [Article 4. Brokerage Offset Account. The Adviser hereby assumes responsibility of Massachusetts Financial Services, Inc. ("MFS") for carrying out the terms of Article 4 of the Investment Advisory Agreement dated December 10, 1971, between the Trust and MFS to the extent set forth below. Pursuant thereto, MFS agreed that prior to or promptly following December 10, 1971, it would apply, through a subsidiary or affiliate (the "affiliate"), for membership on the Philadelphia Stock Exchange and/or for the status of approved non-member on the Pacific Coast Stock Exchange. Said agreement shall continue in full force and effect.]

    [(a) In the event that any such application is granted, the Adviser, to the extent permitted by the rules of such exchange or exchanges, shall credit against the management fees of the Trust a portion of the "net profits" of the affiliate computed in the manner described below. Such "net profits" of the affiliate shall be offset in the appropriate amount against the management fee owed to the Adviser by the Trust at any time or from time to time in the three months immediately succeeding the end of the affiliate's fiscal year.]

    [(b) During each fiscal year of the affiliate, gross revenues of the affiliate from brokerage transactions** for the portfolios of the Trust and the Growth Stock Fund, or attributable thereto, will be credited to an Offset Account for the Trust and the Growth Stock Fund. The Offset Account will be charged with all of the direct expenses of each such transaction, including applicable clearing fees, transfer taxes, exchange fees, or other fees and a share of the expenses of the affiliate's operations prorated on the basis of the affiliate's gross brokerage revenues from brokerage transactions for the portfolios of the Trust and the Growth Stock Fund, compared to the affiliate's gross revenues from all sources. The expenses to be so prorated will include rent, depreciation of depreciable capital assets over their useful lives, interest attributable to the affiliate's operations, salaries for personnel to the extent they are engaged in the operations of the affiliate including its recordkeeping and accounting and other direct expenses and costs incurred in connection with the affiliate's operations. In addition, in lieu of the affiliate's indirect expenses, such as general overhead, executive supervision and general administration, there will be charged to the Offset Account an amount equal to twenty per cent of the gross revenues credited to the Offset Account. Other adjustments customary to a brokerage operation may be made to the Offset Account. After deducting expenses as set forth above from the gross commissions attributed to the Offset Account, there shall be deducted an amount attributed to State and Federal income taxes, the sum to be deducted for this purpose to be computed as if the Offset Account were a Massachusetts business corporation required to file separate Massachusetts and Federal income tax returns. The balance in the account after the above deductions will be considered "net profits" of the Offset Account.]

--------------
    [**As used in this Article, the term "brokerage transaction" shall mean any purchase or sale of securities in connection with which a commission is paid to a broker-dealer acting as broker or agent and the terms "brokerage commissions" and "brokerage revenues" shall mean those commissions and revenues which are attributable to brokerage transactions.]

    [(c) The net profits of the Offset Account shall be divided between the Trust and the Growth Stock Fund in proportion to the total dollar amount of all portfolio transactions, other than transactions in government securities and short-term corporate notes, of the Trust and the Growth Stock Fund during the period for which the net profits are computed.]

    [(d) With respect to each fiscal year of the affiliate, all net profits of the Offset Account shall be offset against the management fees of the Trust and the Growth Stock Fund to the extent earned.]

    [(e) Following the end of the affiliate's fiscal year, the Adviser and the affiliate shall furnish to the Trust a financial statement of the Offset Account and an opinion with respect thereto by an independent public accountant.]

    [(f) The Adviser is hereby expressly authorized, subject to the primary requirement of obtaining for the Trust the most favorable execution and price, to direct to itself or its affiliate such brokerage transactions of the Trust as it shall in its sole discretion determine appropriate, except that in no event shall the Adviser or its affiliate execute portfolio transactions with the Trust on a principal basis, except as permitted by the Investment Company Act of 1940 and the Rules, Regulations or orders thereunder.]


    ARTICLE 4. [SHAREHOLDER APPROVAL][. The Adviser agrees that, while this Agreement is in effect, it will not permit (i) attribution of any value to this Agreement in computing the value of the Adviser's stock, or (ii) sales of stock by] [[ADDITIONAL SERVICES. [[Should the Trust have occasion to request]] the Adviser or its [shareholders at prices in excess of value (excluding attribution of any value to the Agreement), without, in either case, first obtaining the favorable vote of a majority of the outstanding voting securities of] [[affiliates to perform administrative or other additional services not herein contemplated or to request the Adviser or its affiliates to arrange for the services of others, the Adviser or its affiliates will act for]] the Trust [[on behalf of a Fund upon request to the best of its ability, with compensation for the services to be agreed upon with respect to each such occasion as it arises. No such agreement for additional services shall expand, reduce or otherwise alter the obligations of the Adviser, or the compensation that the Adviser is due,]][] [The Trust agrees that upon notification by the Adviser that it intends to engage in attribution of value or sales as described above, which would require approval by shareholders of the Trust] under this Agreement[, it will submit the question of approval or disapproval of such action to its shareholders as promptly as practicable after receipt of such notice].

    ARTICLE 5. COVENANTS OF THE ADVISER. The Adviser agrees that it will not deal with itself, or with the Trustees of the Trust or the [Underwriter] [[Trust's distributor, if any,]] as principals in making purchases or sales of securities or other property for the account of [the Trust] [[a Fund]], except as permitted by the Investment Company Act of 1940 and [the Rules, Regulations] [[any rules, regulations]] or orders [[of the Securities and Exchange Commission]] thereunder, will not take a long or short position in the shares of [the Trust] [[a Fund]] except as [provided] [[permitted]] by the [Indenture of Trust] [[applicable law]], and will comply with all other provisions of the [Indenture of Trust] [[Declaration and the By-Laws and the then-current Prospectus and Statement of Additional Information of a Fund]] relative to the Adviser and its [officers and] directors [[and officers]].

    ARTICLE 6. LIMITATION LIABILITY OF THE ADVISER. The Adviser shall not be liable for any error [or] [[of]] judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of [the Trust] [[a Fund]], except for willful misfeasance, bad faith [or][[,]] gross negligence [in the performance] [[or reckless disregard]] of its duties[, or by reason of reckless disregard of its] [[and]] obligations [and duties] hereunder. As used in this Article 7, the term "Adviser" shall include directors, officers and employees of the Adviser as well as [the] [[that]] corporation itself.

    ARTICLE 7. ACTIVITIES OF THE ADVISER. [The] [[(a) The Trust acknowledges that the]] services of the Adviser to [the Trust] [[a Fund]] are not [to be deemed to be] exclusive, the Adviser being free to render [[investment advisory and/or other]] services to others. [[The Trust further acknowledges that it is possible that, based on their investment objectives and policies, certain funds or accounts managed by the Adviser or its affiliates may at times take investment positions or engage in investment techniques which are contrary to positions taken or techniques engaged in on behalf of a Fund. Notwithstanding the foregoing, the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner.]]


    [[(b) The Trust acknowledges that whenever a Fund and one or more other funds or accounts advised by the Adviser have available monies for investment, investments suitable and appropriate for each shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. Similarly, opportunities to sell securities or other investments shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. The Trust acknowledges that in some instances this may adversely affect the size of the position that may be acquired or disposed of for a Fund.]]

    [[(c)]] It is understood that [[the]] Trustees, officers[,] and shareholders of the Trust are or may be or become interested in the Adviser[[,]] as directors, officers, employees[[,]] or otherwise and that directors, officers and employees of the Adviser are or may [be or] become similarly interested in the Trust, and that the Adviser may be or become interested in [the Trust] [[a Fund]] as a shareholder or otherwise.


    ARTICLE 8. [[TRUST'S NAME.]] The Trust acknowledges that the names "Massachusetts Financial Services," "MFS" or any derivatives thereof or logos associated with those names are the valuable property of the Adviser and its affiliates. The Adviser acknowledges that the name "Massachusetts Investors Trust" or any derivatives thereof or logos associated with this name are the valuable property of the Trust.

    ARTICLE 9. DURATION [AND] , TERMINATION [[AND AMENDMENT OF THIS AGREEMENT. [[(a)]] This Agreement shall become effective [upon its execution and shall govern the relationship between the parties hereto thereafter,] [[with respect to the Trust on the date first written above,]] and shall [[become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. Thereafter, this Agreement will]] remain in [force until August 1, 2000] [[effect with respect to a Fund for a period of two years from that Fund's Effective Date as set forth in Appendix A,]] on which date it will terminate [[for that Fund]] unless its continuance [after August 1, 2000 is] [[is "]]specifically approved at least annually[["]] (i) by the vote of a majority of the [Board of] Trustees of the Trust who are not [["]]interested persons[['']] of the Trust or of the Adviser at a meeting specifically called for the purpose of voting on such approval, and (ii) by the [[Board of]] Trustees [[of the Trust,]] or by [['']]vote of a majority of the outstanding voting securities [of the Trust. The aforesaid requirement that continuance of this Agreement be "specifically" approved at least annually'' shall be construed in a manner consistent with the Investment Company Act of 1940 and the Rules and Regulations thereunder.][['' of the applicable Fund.]]


    [[(b)]] This Agreement may be terminated [[as to the Trust or as to any Fund]] at any time without the payment of any penalty by the Trustees or by [['']]vote of a majority of the outstanding voting securities[['']] of the [Trust] [[applicable Fund]], or by the Adviser, [[in each case]] on not more than sixty days' nor less than thirty days' written notice to the other party. This Agreement shall automatically terminate in the event of its [assignment.][[''assignment''.]]

    [[(c) This Agreement may be amended with respect to a Fund only if such amendment is in writing signed by or on behalf of the Trust and the Adviser and is approved by "vote of a majority of the outstanding voting securities" of the applicable Fund (if such shareholder approval is required by the Investment Company Act of 1940).]]

    [[(d) Any approval, renewal or amendment of this Agreement with respect to a Fund by "vote of a majority of the outstanding voting securities" of that Fund, by the Trustees of the Trust, or by a majority of the Trustees of the Trust who are not "interested persons" of the Trust or the Adviser, shall be effective to approve, renew or amend the Agreement with respect to that Fund notwithstanding
(i) that the approval, renewal or amendment has not been so approved as to any other Fund, or (ii) that the approval, renewal or amendment has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.]]


    [[ARTICLE 10. SCOPE OF TRUST'S OBLIGATIONS. A copy of the Trust's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Adviser acknowledges that the obligations of or arising out of this Agreement are not binding upon any of the Trust's Trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust. If this Agreement is executed by the Trust on behalf of one or more Funds, the Adviser further acknowledges that the assets and liabilities of each Fund are separate and distinct and that the obligations of or arising out of this Agreement concerning a Fund are binding solely upon the assets or property of such Fund and not upon the assets or property of any other Fund.]]

    [[ARTICLE 11. DEFINITIONS AND INTERPRETATIONS. The terms "specifically approved at least annually,"]] "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested person," when used in this Agreement, shall have the respective meanings specified [in][[, and shall be construed in a manner consistent with,]] the Investment Company Act of 1940 and the [Rules and Regulations] [[rules and regulations promulgated]] thereunder[, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act, and the term "brokerage and research services" shall have the meaning given in][[. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933, or]] the Securities Exchange Act of 1934 [and the Rules and Regulations thereunder.][[(collectively, the "Federal Securities Acts") shall be resolved by reference to such term or provision of the Federal Securities Acts and to interpretations thereof, if any, by United States federal courts or, in the absence of any controlling decisions of any such court, by rules or regulations of the Securities and Exchange Commission. Where the effect of a requirement of the Federal Securities Acts reflected in any provision of this Agreement is revised by rule or regulation of the Securities and Exchange Commission, such provisions shall be deemed to incorporate the effect of such rule or regulation.]]


    [Article 10. Amendment of This Agreement. This Agreement may be amended only by vote of a majority of the outstanding voting securities]


    [[ARTICLE 12. RECORD KEEPING. The Adviser will maintain records in a form acceptable to the Trust and in compliance with the rules and regulations of the Securities and Exchange Commission, including but not limited to records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder, which at all times will be the property]] of the Trust [[and will be available for inspection and use by the Trust.]]

    [[ARTICLE 13. MISCELLANEOUS. (a) This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof.]]


    [[(b) Headings in this Agreement are for ease of reference only and shall not constitute a part of the Agreement.]]

    [[(c) Should any portion of this Agreement for any reason be held void in law or equity, the remainder of the Agreement shall be construed to the extent possible as if such voided portion had never been contained herein.]]

    [[(d) This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof, except that questions of interpretation shall be resolved in accordance with the provisions of Article 12 above]].

    IN WITNESS WHEREOF, the parties hereto have caused this [agreement] [[Agreement]] to be executed and delivered in their names and on their behalf [of] [[by]] the undersigned officers thereunto duly authorized, all as of the day and year first above written. The undersigned officer of the [Fund] [[Trust]] has executed this Agreement not individually, but as [[an]] officer [of the fund] under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of [the] [[a]] Fund, individually, but bind only the [Trust] [[trust]] estate.


                                        MASSACHUSETTS INVESTORS
                                        TRUST[[,]]
                                        [[on behalf of its series set forth
                                        in Appendix A Attached hereto]]
                                        [[By: _____________________________
                                        Name: _____________________________
                                        Title:]] __________________________

                                        MASSACHUSETTS FINANCIAL SERVICES
                                        COMPANY
                                        [[By: _______________________________
                                        Name: _______________________________
                                        Title:]] ____________________________

                             [[APPENDIX A]]

                     [[FUNDS AND EFFECTIVE DATES]]

[[FUND                                                         EFFECTIVE DATE]]


[[Massachusetts Investors Trust                               January 1, 2002]]


                             [[APPENDIX B]]

                         [[COMPENSATION TO THE ADVISER]]

                                                               MFS-14-MIT-8/01

THE 2001 PROXY VOTING INSTRUCTIONS FOR

MASSACHUSETTS INVESTORS TRUST

It's fast, it's easy -- you've read through the materials, and you're ready to vote

                         Your brokerage firm or financial intermediary may also offer voting on the Internet or by telephone. If you vote by phone or by Internet, you don't need to mail your proxy card(s).

Mail voting                 Internet voting             Telephone voting
-------------------------   -------------------------   ------------------------
1. Complete and sign the    1. Go to the Web site       1. Call the toll free
   proxy card.                 indicated on your           number on your proxy
                               proxy card.                 card.
2. Place the card in the
   postage-paid return      2. Enter the 12-digit       2. Enter the 12-digit
   envelope, and put it        control number on your      control number on
   in the mail.                proxy card.                 your proxy card.

                            3. Follow the               3. Follow the recorded
                               instructions on the         instructions.
                               site.

Your vote is important. It is your right as a shareholder. Please vote now. Thank you for your participation.

                                                        [Logo] M F S(R)
                                                        INVESTMENT MANAGEMENT


(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
MFS-10VOTE-MIT-B-8/01

2001 PROXY VOTING INSTRUCTIONS

It's fast, it's easy -- you've read through the materials, and you're ready to vote

Voting by mail
-------------------------------------------------------
1. Complete and sign the proxy card.

2. Place the card in the postage-paid return envelope, and put it in the mail.

Your vote is important. It is your right as a shareholder. Please vote now.

Thank you for your participation.

                                                        [Logo] M F S(R)
                                                        INVESTMENT MANAGEMENT

(C)2001 MFS Investment Management(R).
MFS(R)investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
MFS-10PROXY-R-8/01

                                                                  --------------
                                                                    FIRST CLASS
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                       PROXY
                                                                     TABULATOR
                                                                  --------------

     P.O. BOX 9131
HINGHAM, MA 02043-9131

                                              4.5 MILLION
                                                MFS(R) fund account holders
                                                are counting on YOU

                                                Please vote all of your proxies

     ----- Please fold and detach card at perforation before mailing -----




FUND NAME PRINTS HERE
MFS FAMILY OF FUNDS

         THIS BALLOT IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder, revoking all prior ballots, directs that his or her shares are to be counted in regard to the items set forth in the accompanying proxy statement, which has been received by the undersigned, in accordance with the specifications made below, if any. If no specification is made, the shares represented by this ballot shall be counted as approving all proposals. Please sign and return as soon as possible but in any event by October 19, 2001. The Trustees recommend a vote FOR the proposals on the reverse side.

                                             THIS PROXY CARD IS VALID ONLY WHEN
                                                      SIGNED AND DATED.

                                             Date _____________________
                                             Signature (PLEASE SIGN WITHIN BOX)

                                             ----------------------------------


                                             ----------------------------------

                                             NOTE: Please sign exactly as name
                                             appears on this ballot. All joint
                                             owners should sign. When signing as
                                             executor, administrator, attorney,
                                             trustee or guardian or as custodian
                                             for a minor, please give full title
                                             as such. If a corporation, please
                                             sign in full corporate name and
                                             indicate the signer's office. If a
                                             partnership, sign in the
                                             partnership name.

                                                                        MFS-MIT

                               ----- Please fold and detach card at perforation before mailing -----

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. [X]

YOUR TRUSTEES RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

                                                                                  FOR all
                                                                              nominees listed     WITHHOLD
                                                                             (except as marked   authority
                                                                               to the contrary   to vote for
ITEM 1.  To elect a Board of Trustees.                                            at left)      all nominees
         NOMINEES: (01) Jeffrey L. Shames, (02) John W. Ballen,                     ( )              ( )                       1.
         (03) Lawrence H. Cohn, M.D., (04) The Hon. Sir J. David
         Gibbons, KBE, (05) William R. Gutow, (06) J. Atwood
         Ives, (07) Abby M. O'Neill, (08) Lawrence T. Perera,
         (09) William J. Poorvu, (10) Arnold D. Scott, (11) J.
         Dale Sherratt, (12) Elaine R. Smith and (13) Ward Smith

    INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below.

                                                                                   FOR             AGAINST            ABSTAIN

    -----------------------------------------------------------------


ITEM 2.  To approve an Amended and Restated Declaration of Trust.                   ( )              ( )                 ( )   2.

ITEM 3.  To amend, remove or add certain fundamental investment                     ( )              ( )                 ( )   3.
         policies.

ITEM 4.  To approve a new investment advisory agreement with                        ( )              ( )                 ( )   4.
         Massachusetts Financial Services Company.

                                                                                                     MIT